SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                             CAPSTRA CAPITAL, CORP.
                             ----------------------
                         (Name of Small Business Issuer)



          Washington                                      98-01-16-179
  --------------------------------              ------------------------------
  (State or Other Jurisdiction of               I.R.S. Employer Identification
   Incorporation or Organization)                Number

                                 c/o John Mackay
          2160-650 West Georgia Street, Vancouver, B.C. Canada V6B 4N7
  ----------------------------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                 (604) 687-1919
                           --------------------------
                           (Issuer's Telephone Number)


     Securities to be Registered Under Section 12(b) of the Act:       None

   Securities to be Registered Under Section 12(g) of the Act:  Common Voting
                                   Stock, NPV
                                (Title of Class)

               Date of earliest event reported: October 16, 2000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) Merger Agreement. Pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated October 12, 2000, Greatestescapes.com Corp. (the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Capstra Capital, Corp. ("Capstra"), a Washington corporation, from the shareholders thereof in an exchange of an aggregate of 450,000 shares of common stock of the Company and other consideration consisting of cash and payments of certain fees and expenses equal to $30,000 (the "Acquisition"). Immediately following the Acquisition, Greatestescapes (Washington) Corp. ("Subco"), a Washington corporation and a wholly-owned subsidiary of the Company, merged with Capstra (the "Merger").

The Acquisition was approved by the unanimous consent of the Board of Directors of Capstra and its shareholders on October 12, 2000. The Acquisition was effective on October 12, 2000. The Merger was approved by unanimous consent of the respective Boards of Directors of Subco and the Company on October 12, 2000. The Merger was effective on October 16, 2000. The Acquisition and Merger is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Acquisition and Merger pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective October 16, 2000.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) Control of the Company. As of October 19, 2000, the Company had 6,586,134 shares of common stock issued and outstanding prior to the Acquisition, and 7,036,134 shares issued and outstanding following the Acquisition. Capstra had 5,000,000 shares of common stock issued and outstanding prior to and after the Acqusition.

The following table sets forth each person known by Capstra to be the beneficial owner of five percent or more of the Capstra's common stock, prior to the closing of the Acqusition, all directors individually and all directors and officers of Capstra as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

================================================================================
                             SHARES OF COMMON     ATTRIBUTED        APPROXIMATE
NAME AND ADDRESS OF         STOCK BENFICIALLY     BENEFICIAL         PERCENTAGE
BENEFICIAL OWNER                   OWNED          OWNERSHIP            OWNED
--------------------------------------------------------------------------------
Unigro U.S.A. Inc.              2,750,000         Frits Jelgersma          55%
1221 Lexington Court
El Dorado hills, CA 95762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Carrie Nelson                     450,000                    N/A            9%
639 Thurston Crt.
Port Moody B.C.
Canada V3H 4J4
--------------------------------------------------------------------------------
Lynne Tam                         450,000                    N/A            9%
2433 West 47th Ave.
Vancouver, B.C.
Canada V6M 2N3
--------------------------------------------------------------------------------
John Mackay                       450,000                    N/A            9%
2280 S.W. Marine Drive
Vancouver B.C.
Canada V6P 6C2
--------------------------------------------------------------------------------
Officers and Directors as
a Group (2 persons)               450,000                    N/A            9%
================================================================================

The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of October 19, 2000, after taking into effect the Acquisition, of (1) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding common stock, (2) each of the Company's directors and officers, and (3) all directors and officers of the Company as a group:

================================================================================
  TITLE              NAME AND ADDRESS OF      AMOUNT AND NATURE OF     PRECENT
 OF CLASS              BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     OF CLASS
================================================================================
$0.001 Par Value     Guy Brooks              President and Director      10.2%
Common Stock         5255 Gulf Place         646,068 common shares
                     West Vancouver, B.C.
                     Canada  V7W 2V9
--------------------------------------------------------------------------------
$0.001 Par Value     Victoria Brooks         Chief Operating Officer      16.2%
Common Stock         5255 Gulf Place         and Director
                                             1,027,000 common shares
                                             West Vancouver, B.C.
                                             Canada  V7W 2V9
--------------------------------------------------------------------------------
$0.001 Par Value     Brian Buchanan          Vice-President Corporate      4.7%
Common Stock         2876 - 139A Street      Development and Director
                     White Rock, B.C.        300,000 common shares
                     Canada  V4P 2N1
--------------------------------------------------------------------------------
$0.001 Par Value     Shiraz Hussein          Treasurer and Director       0.39%
Common Stock         4911 Wintergreeen Ave.  25,000 common shares
                     Richmond, B.C.
                     Canada  V7C 1L4
--------------------------------------------------------------------------------
$0.001 Par Value     James Henshall          Director                     0.39%
Common Stock         602-1040 W. Georgia St. 25,000 common shares
                     Vancouver, B.C.
                     Canada  V7C 1L4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$0.001 Par Value     Duncan Merrin           350,000 common shares         5.5%
Common Stock         111 North Bridge Road
                     #18-01 Peninsula Plaza
                     Singapore 179098
--------------------------------------------------------------------------------
$0.001 Par Value     Mervyn Zabensky         375,000 common shares         5.9%
Common Stock         23 Woodwards Road
                     Richmond, B.C.
                     Canada  V7E 6G7
--------------------------------------------------------------------------------
All Directors and Officers as a Group        2,023,068 common shares      31.9%
--------------------------------------------------------------------------------
All Directors and Management as a Group      3,748,068                    43.4%
================================================================================


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) Criteria for Merger. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Capstra and the Company.

In evaluating the Acquisition, Capstra used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Capstra determined that the consideration for the merger was reasonable. In evaluating Capstra, the Company placed a primary emphasis on Capstra's status as a reporting company under the Section 12(g) of the Securities Exchange Act of 1934 (the "Act"),as amended, and Capstra's facilitation of the Company becoming a reporting company under the Act.

(b) Corporate History of the Company. The Company is an Internet multi-media publishing corporation. Its main focus is publishing a monthly travel magazine known as WebZine on the Internet over the website known as www.greatestescapes.com and developing its book publishing division known as GreatestEscapes.com Publishing. The Company has also developed an on-line department store. Since 1997, the founders of the Company have been in the process of researching the technology, design and development of an Internet-based multi-media publishing business. With Victoria Brooks' unique and interesting writing style combined with 21st century technology and marketing, the Company believes it can become an Internet multi-media success.

Offices. The Company has an office at 730 - 800 West Pender Street, Vancouver, British Columbia that consists of 1,200 square feet costing $1,500 a month. The rent is paid on a monthly basis to an non-affiliated landlord.

Employees. As of October 19, 2000, the Company had no employees. From time-to-time, the Company uses the services of independent contractors and consultants to support product research and development, marketing, sales and business development. The Company currently utilizes the services of approximately 25 part-time and full-time consultants depending on need.

Internet Business. The Company anticipates that its WebZine will generate revenues through advertising to be sold by a commission sales force and/or marketing agents. The Company also anticipates generating revenues from its on-line virtual department store, which offers an extensive range of essential travel products as well as unique and unusual travel-related items and travel accessories. Further, the Company anticipates receiving sales commissions on travel services sold by external travel providers through its Internet publications. The Company has also developed a range of travel books to be distributed both through traditional bookstores and over the Internet. The Company does not foresee any seasonable impact on its current or proposed businesses.

History of Victoria Brooks' Greatest Escapes Travel WebZine. First appearing on the Internet on February 1, 1998, www.greatestescapes.com is updated every month with new feature stories from professional travel writers from around the world. There are currently regular contributors from Mexico City, San Francisco, Ottawa, Washington, and Southern California. These professional writers are currently paid $100 for each feature story used by the Company.

Regular monthly "Trips and Tales" include Victoria Brooks' feature stories with color photos, (i.e., The Havana Camera Caper or Baja Desert Dream); Suzie Rodriguez's stories from around the world (i.e., 21 Offbeat Things to Do in San Francisco or The Back Country of the Cote D' Azur); and adventure travel stories (Open Cockpit over Ottawa - A Capital Adventure). Famous restaurants from around the world are reviewed with their signature recipes provided, and travel related book and videos are reviewed. Visitors have access to an extensive range of travel links broken down geographically and in numerous general categories, including lists of bed and breakfasts, pet friendly hotels, discount hotel reservation systems and other information relevant to tourists and business travelers.

The Company's website gets about 200,000 hits every month. Advertisers may want to be included in the WebZine's Destinations section and the Company anticipates generating additional revenues through such advertising.

WebZines, which are magazines transmitted over the Internet, offer advertising benefits to travel service providers. Forrester Research projects that by 2004 there will be approximately 50 million households in the United States spending $184 billion on the Internet, with global Internet sales growing to $3.2 trillion by 2004.

The Company's WebZine offers travel service providers with the opportunity to establish an Internet address or to increase public awareness of those travel service providers' existing Internet websites. Advertisers can feature a one, two or three-page brochure with a reservation system reference.

Competition. The Company faces competition from other WebZines, such as Salon Magazine and adventuretravel.com, which have been on the Internet for a few years and enjoy a substantial following. Although the Internet industry is relatively young there is great competition for the Internet users' business and there is intense competition for visitors to a site. Electronic commerce, commonly called "e-commerce", is a new and expanding method of buying and selling products and services, and its competitors which have been on the Internet longer than the Company may enjoy customer loyalty. The Company's competitors may have an advantage over the Company because they have been in business longer than the Company has. Many of its competitors have greater research and development, marketing, financial and other resources than the Company has. As a result of their size and the breadth of their product offerings, certain of these companies have been and will be able to gain a disproportionate share of the virtual community market.

The Company believes its approach of combining the traditional medium of book publishing with its Internet publication will set the Company apart from its competition. The Company is attempting to build a loyal readership base by notifying its readership when a new issue is released, by offering regular sales and discounts to readers in the store, and by offering Literary Trips to readers at a special discount, and other such ongoing revolving promotions. The Company also intends to update its WebZine regularly to keep it new and useful to readers when researching and planning their trips.

Internet Service Provider. The Company's Internet service provider is CSP Internet, one of Canada's leading Internet services providers. CSP Internet provides a complete range of Internet services, including dial-up connections, business connections, consulting services, web serving options, web site production and web advertising. The Company has no contract with CSP Internet.

Reports to Security Holders. On or about June 26, 2000, the Company was cleared to be listed on the Pink Sheets maintained by the National Association of Securities Dealers, Inc ("NASD"). The Company has concluded the Merger with Capstra in order to become a reporting company with the Securities and Exchange Commission (the "SEC") to enable it to apply for listing on the Over-the-Counter Bulletin Board also maintained by the NASD. As a result of the Merger, the Company will become a reporting company with the SEC and will thereafter provide an annual report to its security holders, which will include audited financial statements. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. The Company currently maintains its own Internet address at www.greatestescapes.com.

(c) Risk Factors Associated with the Company and its Business. The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

The Company's limited operating history makes the evaluation of the Company's current business and the forecasting of the Company's future results difficult.

The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development, and particularly by such companies entering new and rapidly developing markets like the Internet.

Risks related to the Internet may affect the Company's success.

There are many risks associated with operations on the Internet that may adversely affect the Company's success. Such risks include, without limitation, the following:

*     the possibility that the Internet will fail to achieve broad acceptance;

*     the Company's inability to attract or retain clients;

*     a new and relatively unproven business model;

*     the Company's ability to anticipate and adapt to a developing market;

* failure of the Company's network infrastructure (including its servers, hardware and software) to efficiently handle its Internet traffic;

*     changes in laws that may adversely affect the Company's business;

* the Company's ability to manage effectively rapidly expanding operations, including the amount and timing of capital expenditures and other costs relating to the expansion of the Company's operations;

* the introduction and development of different or more extensive solutions by the Company's direct and indirect competitors (including those with greater financial, technical and marketing resources) which may cause loss of market share;

* the Company's inability to maintain and support increased levels of traffic on the Company's installed sites;

* the Company's inability to attract, retain and motivate qualified personnel.

Future growth predictions may be inaccurate.

The Company's limited operating history makes the prediction of future results difficult or impossible. Furthermore, the Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

The Company anticipates that losses may continue.

The Company anticipates incurring losses for the forseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

The Company's future success is dependent on the continued growth in use of and the commercial viability of the Internet.

The Company's future success is substantially dependent upon the continued growth in the use of the Internet. To support product and service revenues, the Internet's recent and rapid growth must continue, and use of the Internet must become widespread. None of these can be assured. The Internet may prove not to be a viable information communications medium and information marketplace. If use of the Internet does not continue to grow, the Company's business, results of operations and financial condition would be materially and adversely affected.

Additionally, there are several issues that could lead to resistance against the acceptance of the Internet as a viable commercial marketplace. To the extent that the Internet continues to experience significant growth in the number of users and the level of use, there can be no assurance that its technical infrastructure will continue to be able to support the demands placed upon it. The necessary technical infrastructure for significant increases in electronic news dissemination and e-commerce related to it, such as a reliable network backbone, may not be timely and adequately developed. In addition, performance improvements, such as high-speed modems, may not be introduced in a timely fashion. Furthermore, security and authentication concerns with respect to transmission over the Internet of confidential information, such as credit card numbers, may remain. lso, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services could result in slower response times and adversely affect usage of the Internet. To the extent the Internet's technical infrastructure does not effectively support the growth that may occur, the Company's business, results of operations and financial condition would be materially and adversely affected.

The Company's business model and acceptance of the Company's products is unproven in the developing market in which the Company operates.

The Company's business model is new and relatively unproven. The model depends upon the Company's ability to generate multiple revenue streams by diversifying the Company's product and service offerings. To be successful, the Company must, among other things, develop and market products and services that achieve broad market acceptance by its client companies. No assurance can be given that the Company's business model will be successful or that it can sustain revenue growth or be profitable. The market for the Company's products and services is new, rapidly developing and characterized by an increasing number of market entrants. As is typical of any new and rapidly evolving market, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Moreover, because this market is new and rapidly evolving, it is difficult to predict its future growth rate, if any, and its ultimate size. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Company's products and services do not achieve or sustain market acceptance, the Company's business, results of operations and financial condition would be materially and adversely affected.

Potential fluctuations in the Company's operating results and quarterly fluctuations may adversely affect the Company's trading price.

The Company's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside of the Company's control. As a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material short-term or long-term adverse effect on the Company's business, results of operations and financial condition.

Its officers and directors, and entities affiliated with them, control the Company.

In the aggregate, ownership of the Company shares by management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

The Company's future performance is dependent on key personnel.

The Company's performance is substantially dependent on the performance of the Company's senior management and key technical personnel. In particular, the Company's success depends on the continued efforts of the Company's senior management team, especially its Chief Executive Officer, Guy Brooks, and its Chief Operating Officer, Victoria Brooks. The loss of the services of any of the Company's executive officers or other key employees could have a material adverse effect on the Company's business, results of operations and financial condition.

A majority of the Company's senior management is inexperienced in managing an Internet public company.

To manage its potential growth, the Company must continue to implement and improve its operational and financial systems, and must expand, train and manage its employee base. Moreover the existing senior management has not had any previous experience managing a growing Internet public company. There can be no assurance that the Company will be able to effectively manage the expansion of its operations, that the Company's systems, procedures or controls will be adequate to support its operations or that its management will be able to achieve the rapid execution necessary to fully exploit the market opportunity for its products and services. Any inability to manage growth effectively could have a material adverse effect on the Company's business, results of operations and financial condition.

The Company may suffer system failures on its web server system which could result in negative publicity, and adversely affect the Company's market acceptance.

There is a reliance on third parties for both services and equipment by the Company and its suppliers, all of which are a vital element to the operation of the Company's business.

In the past, users have occasionally experienced difficulties with Internet and online services due to system failures, including failures unrelated to the Company systems. Any disruption in Internet access provided by third parties could have a material adverse effect on the Company's business, results of operations and financial condition.

The Company's operations are dependent in part upon the Company's ability to protect its operating systems against damage from human error, fire, floods, power loss, telecommunication failures, break-ins and similar events. The Company does not presently have redundant, multiple-site capacity in the event of any such occurrence. The Company's servers are also vulnerable to computer viruses, break-ins and similar disruptions from unauthorized tampering with the Company's computer systems. The occurrence of any of these events could result in the interruption, delay or cessation of service, which could have a material adverse effect on the Company's business, results of operations and financial condition.

There are security risks to the Company's network.

Experienced programmers ("hackers") may attempt on occasion to penetrate the Company's network security. Since a hacker who is able to penetrate the Company's network security could misappropriate proprietary information or cause interruptions in the Company's products and services or do other damage, the Company may be required to expend significant capital and resources to protect against or to alleviate problems caused by such parties. Additionally, the Company may not have a timely remedy against a hacker who is able to penetrate the Company's network security. Such purposeful security breaches could have a material adverse effect on the Company's business, results of operations and financial condition. In addition to purposeful security breaches, the inadvertent transmission of computer viruses could expose the Company to a material risk of loss or litigation and possible liability.

In offering certain payment services for some products and services, the Company could become increasingly reliant on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information, such as customer credit card numbers. Advances in computer capabilities, discoveries in the field of cryptography and other discoveries, events, or developments could lead to a compromise or breach of the algorithms that the Company licensed encryption and authentication technology used to protect such confidential information. If such a compromise or breach of the Company licensed encryption authentication technology occurs, it could have a material adverse effect on the Company's business, results of operations and financial condition. The Company may be required to expend significant capital and resources to protect against the threat of such security, encryption and authentication technology breaches or to alleviate problems caused by such breaches. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet generally, particularly as a means of conducting commercial transactions.

The Company's ability to attract additional financing as needed may affect its future success.

Additional financing will be required by the Company as it expects negative operating cash flow for the coming months until the routine income from its operations has grown to cover the cost of their support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it.

The Company expects that it will continue to experience negative operating cash flow on occasion for the foreseeable future as a result of significant spending on product development and infrastructure. Accordingly, the Company will need to raise additional funds in a timely manner in order to fund the Company's anticipated expansion and new enhanced services or products, respond to competitive pressures or acquire complementary products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution and such securities may have rights, preferences or privileges senior to those of the holders of the common stock.

The Company does not have any contractual restrictions on its ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants, which would restrict the Company's operations. There can be no assurance that additional financing if and when needed will be available on terms favorable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Future acquisitions of other business entities by the Company would entail numerous risks and uncertainties which could have an adverse affect on its operations and financial condition.

As part of the Company's business strategy, it expects to review acquisition prospects that would complement its existing business, augment the distribution of its products or enhance its technological capabilities. Future acquisitions by the Company could result in potentially dilutive issuances of equity securities, large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially and adversely affect the Company's business, results of operations and financial condition.

Furthermore, acquisitions entail numerous risks and uncertainties, including difficulties in the assimilation of operations, personnel, technologies, products and information systems of the acquired companies, the diversion of management's attention from other business concerns, the risks of entering geographic and business markets in which the Company has no or limited prior experience and the potential loss of key employees of acquired organizations.

No assurance can be given as to the Company's ability to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and the Company's failure to do so could have a material adverse effect on its business, results of operations and financial condition.

It is unclear how any existing and future laws enacted will be applied to the Internet industry and what affect such laws will have on the Company.

A number of legislative and regulatory proposals under consideration in the US and Canada may lead to laws or regulations concerning various aspects of the Internet, including, but not limited to, online content, user privacy, taxation, access charges, liability for third-party activities and jurisdiction.

Additionally, it is uncertain how the judiciary to the Internet will apply existing laws. The adoption of new laws or the application of existing laws may decrease the growth in the use of the Internet, which could in turn decrease the demand for the Company's products and services, increase the Company's cost of doing business or otherwise have a material adverse effect on the Company's business, results of operations and financial condition.

Internet user privacy has become an issue both in the US and abroad. The Company cannot predict the exact form of the regulations that the US government may adopt to protect such privacy. Any such action could affect the way in which the Company is allowed to conduct its business, especially those aspects that involve clients being restricted in the collection or use of personal information, and could have a material adverse effect on the Company's business, results of operations and financial condition.

The tax treatment of the Internet and e-commerce is currently unsettled. Canadian and US government departments have made by working groups a number of proposals. Governments could impose taxes on the sale of goods and services and certain other Internet activities. Recently, the Internet Tax Freedom Act was signed into law in the US, placing a three-year moratorium on new state and local taxes on certain aspects of Internet commerce in the US. However, there can be no assurance that future laws imposing taxes or other regulations on commerce over the Internet would not substantially impair the growth of e-commerce and as a result have a material adverse effect on the Company's business, results of operations and financial condition.

Although the Company's servers are located in Canada, the governments of other foreign countries might attempt to take action against the Company for violations of their laws. There can be no assurance that violations of such laws will not be alleged or charged by provincial, state or foreign governments and that such laws will be modified, or new laws enacted, in the future. Any of the foregoing could have a material adverse effect on the Company's business, results of operations and financial condition.

Any significant deterioration in the general economic conditions would have an adverse effect on the Company's business, result of operations or financial condition.

Time spent on the Internet by individuals, purchases of new computers and purchases of membership subscriptions to Internet sites are typically discretionary for consumers and may be particularly affected by adverse trends in the general economy. The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages and salaries, business conditions, interest rates, availability of credit, and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations or financial condition. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. In addition, the Company's business strategy relies on advertising by and agreements with other Internet companies. Any significant deterioration in general economic conditions that adversely affect these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

The value and transferability of the Company shares may be adversely impacted by the limited trading market for the Company's common stock, the penny stock rules and futures share issuance. There is a limited market for the Company's common stock in the US.

No assurance can be given that a market for the Company's common stock will be quoted on the NASD's Over the Counter Bulletin Board.

The sale or transfer of the Company common stock by shareholders in US may be subject to the so-called "penny stock rules."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or effect the purchase of a penny stock by any person unless:

     (a)  such sale or purchase is exempt from Rule 15g-9;

     (b) prior to the transaction the broker or dealer has (1) approved the person's account for transaction in penny stocks in accordance with Rule 15g-9, and (2) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and

     (c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The Securities and Exchange Commission ("Commission") adopted regulations that generally define a penny stock to be any equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (1) an equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operations for at least three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average revenue of at least $6,000,000 for the preceding three years; (2) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (3) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the US therefor, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the US.

Moreover, the Company's shares may only be sold or transferred by the Company shareholders in those jurisdictions in the US in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future, rests in the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

The possible issuance of additional shares may impact the value of the Company stock.

The Company is authorized to issue up to 200,000,000 shares of common stock. It is the Company's intention to issue more shares. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of the notes and the exercise of the warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

(d) Management's Discussion and Analysis of Financial Condition and Results of Operations.

The following table sets forth the status, technological steps to be implemented, expected costs for completion, timing for completion and any security authorization concerns regarding each of the present and proposed segments of the Company's business.

================================================================================
Business               Steps to be       Expected     Security        Estimated
Segment       Status   Implemented       Costs      Authorization     Completion
================================================================================
WebZine     Up and     Current          $87,000/Year       None            N/A
            Running    technology
                       in place
--------------------------------------------------------------------------------
Virtual     Up and     Wireless         $57,000         Through        September
Department  Running    communications                  Cardservice         2001
Store                  and 3D imaging                 International
--------------------------------------------------------------------------------
Publishing  Up and     None             $119,500/Year      None            N/A
            Running
================================================================================

Company Promotion. To increase its website traffic, the Company is developing custom-built search engine-focused entry pages for all relevant keywords and phrases; extensive monitoring for maximizing placement on Excite and other major search engines; and customizing its positioning strategies on Yahoo! The Company also plans to submit its website to over 400 secondary Internet search engines. Boris Chow of BO2.com Ltd. has designed award winning web sites for many companies. He was retained by the Company to create a more dynamic appearance for its WebZine. The Company's redesigned website encompasses a number of cutting edge design techniques and Internet navigational features that the Company hopes will help position its WebZine as a leading Internet Travel WebZine. It is also intended that external publicity will be implemented once the Company is funded and that a publicity and advertising person will be engaged. Ongoing publicity of the Company and its publications has already commenced. The Company's intent is to garner greater attention and focus on the Company, its WebZine and related activities. The following is a list of media coverage within which the Company has been mentioned or featured:

================================================================================
Radio          WPON-AM Detroit              Aired September 27, 2000.  The host
                                            of this show indicated other Lit
                                            Trips writers may be interviewed.
--------------------------------------------------------------------------------
Radio          KSL-AM Salt Lake City        Aired September 3, 2000
--------------------------------------------------------------------------------
Radio          WAMC/Northeast Public        Syndicated.  Taped September 6, 2000
               Radio Network, based in
               Albany
--------------------------------------------------------------------------------
Radio          KVOD-FM Denver               Taped September 14, 2000
--------------------------------------------------------------------------------
Radio          Business Radio Network       63 stations.  Taped September 10,
               Syndicate                    2000
--------------------------------------------------------------------------------
Radio          CFAX-AM Victoria, B.C.       Aired live, October 21, 2000
--------------------------------------------------------------------------------
Radio          KGO San Francisco            Big network of stations. Taped
                                            September 30, 2000
--------------------------------------------------------------------------------
Radio          CNX Media San Francisco      10 stations.  Taped September 26,
                                            2000
--------------------------------------------------------------------------------
Television     VTV, Vancouver, B.C.         Spot on Malcolm Lowry's Vancouver
                                            featuring Victoria Brooks.  Aired on
                                            the evening news, September 19, 2000
--------------------------------------------------------------------------------
Television     CNX Media, San Francisco     Spot featuring Victoria Brooks
                                            on-location in San Francisco talking
                                            about beat writers.  To be aired on
                                            "Consumer Reports", a high profile
                                            program sent out to 50 TV executives
                                            across the country.  It can be
                                            picked up by any of several outlets,
                                            one possibility being "Travel
                                            Reports", the largest syndicated
                                            travel show in North America.
--------------------------------------------------------------------------------
In Print       Vancouver Sun                Published Daily
               Vancouver Province                  "
               North Shore News                    "
               Toronto Star                        "
               Ottawa Citizen                      "
               Palo Alto Daily News                "
               San Francisco Chronicle             "
               The Oakland Tribune                 "
               Atlanta Journal &
               Constitution                        "
               Chicago Tribune                     "
               USA Today                           "
               North Shore News             Vancouver suburb bi-weekly
                                            publication
               Publishers Weekly            Weekly
               Newsday                      Weekly
               Library Journal              U.S. Librarians' magazine
               Quill & Quire                Writing industry magazine published
                                            in Toronto
               CNNfn                        CNN's financial website
--------------------------------------------------------------------------------
Upcoming       Air Jamaica                  In-flight magazine
Potential      Air Canada                   In-flight magazine
               Cathay-Pacific               In-flight magazine
               Conde Nast Traveler          International travel magazine
                                            available at newsstands
================================================================================

Internet Promotion. As of February 1, 2000, the Company appointed a new Internet marketing firm, AEI Productions, Inc. ("AEI"), based in Boca Raton, Florida. AEI will create positioning strategies with major search engines, such as Yahoo!, as well as continuing to make submissions to secondary Internet search engines. The Company has paid AEI $7,500 for the first month, which covered 100 search words and/or phrases for each of the Virtual Department Store and www.greatestescapes.com, with doorway pages generated by AEI hosted on the
    -----------------------
Company's servers and belonging to the Company. For each month thereafter the Company will pay a fee of $3,000 for both domains or $2,000 for either one separately, adding or replacing 10% of the search words each month and adding new doorway pages.

Multi-Media. The first in what is planned as a series of thematic literary travel guide books became available in preferred Canadian book stores in March 2000 and United States bookstores in July 2000, and are also currently being sold in Australia. To date, the Company has printed 4,000 books, of which 3,350 have been sold. In Canada, Sandhill Book Marketing Ltd ("Sandhill") of Kelowna, B.C. markets the books on a consignment basis only and, to date, has sold 1,300 copies. In the United States, WORDS Distributing ("WORDS") of Oakland, California markets the books on a purchase order basis and, to date, has sold 1,500 copies. In Australia, the books are distributed by Tower Books, on a 90-day purchase order basis and, to date, has sold 200 copies. The remainder of the sales to date have been in-house. The Company does not receive any advances on its travel guide books. As at August 31, 2000, the Company had realized revenues of $8,203 from the sale of books.

Virtual Department Store. The Company has built and is operating its virtual department store. In January 2000, the Company signed an agreement with Authorizenet.com Corporation, in conjunction with Card Service International, to provide online credit card authorization for its online virtual department store. Products offered include travel adapters, silk sleeping bags, travel lingerie, luggage, portable computer equipment, sporting goods and equipment, cigars and smoking paraphernalia, computer software and games, videos, books and book reviews, music on compact discs, and information on discounts on items such as insurance, long distance telephone rates, and travel-related products. The Company has not yet realized any revenues from its Virtual Department Store.

The Company will recognize and report revenue using both net revenue and gross revenue methods. As at August 31, 2000 the Company had recognized and reported revenues using the net revenue method. The Company received the revenue generated from distribution sales and, therefore, reported the revenues on a net basis. The Company may in the future recognize and report revenues using the gross revenue method when applicable as a separate line item. This method of reporting conforms to the guidance of EITF 99-19.

Travel Services Sold Through an Affiliate Site. The Company anticipates that the commission it can expect to receive on travel services sold through an affiliate program would be 10 to 20% of the commission payable on a travel booking which could equate to 1 to 2% of the gross sales price.

Merchant Agreement with LinkShare - In June 2000 the Company entered into a merchant agreement with LinkShare Corporation of New York, New York, thus becoming a "LinkShare Merchant". The term of the agreement is three years. LinkShare offers technology and services to facilitate marketing links between websites providing products, property or services over the world wide web or other websites carrying offers and links for LinkShare Merchants. LinkShare also operates a network that includes LinkShare Merchants and websites that are potential sales affiliates for LinkShare Merchants. The Company is part of the LinkShare network which the Company may use to post offers, respond to counter-offers and conclude engagements. The Company has paid a license fee of $5,000 and will pay a yearly license renewal fee of $1,000. In addition, there is a monthly basic tracking service fee payable under the agreement.

Brochure Advertising. The Company's WebZine is becoming a travel resource for travelers planning their trips to various destinations around the world. The various feature stories obtained from correspondents around the globe enable the Company to expand its range of Destination sections offered on the WebZine home page. The Destination section display, in one convenient location, of all previously featured stories, restaurant reviews and brochures on a given destination. The WebZine's Destination sections currently include Florida, California, Cuba, Jamaica, British Columbia, Mexico, Belize, Spain, France, and others.

The Company anticipates hiring a commissioned sales force to sell advertising brochures to tourism-oriented businesses in the geographic locations of the Destinations. The Company takes the local tourism-related business's brochure and publishes it in its WebZine, with text and photographs included. The Company believes the market for such advertisers is significant, and includes businesses as diverse as small bike rental shops, restaurants, bed and breakfasts, hotels, motels, local tour companies, national or international car rental companies, tourist attractions, airlines, wine and liquor producers and distributors, real estate offices, time share projects, mutual fund companies, zoos, aquariums, planetariums, adventure tours, eco-tours, tennis clubs, horseback riding stables, bowling alleys, casinos, ski resorts, ski rentals, golf courses, rental shops, instruction schools and driving ranges, spa resorts, day spas, spa equipment manufacturers and distributors, spa cream manufacturers and distributors, retail skin products such as moisturizers, sunblock and massage oils, cooking schools, gourmet food providers, art galleries and other businesses which rely on tourists.

Advertisers with existing web sites benefit from the increased coverage obtained from being in the Company's WebZine. Companies which do not have an existing web site or which have a web site which is undeveloped or unpromoted, which is more common, are able to establish their own Internet address and Internet presence through the Company's WebZine. The Company will offer advertisers the ability to display their products or services by way of full page brochure style ads. These could be one, two or three pages. Banners will be used on the table of contents page, the Destinations section, and within relevant stories linking directly to the advertiser's display ad hosted within the Company's WebZine. This will direct interested readers to the advertiser's full-page display ad
The Company's advertising rates are $500 per month or $1,250 per quarter, and are not based directly on a guaranteed cost per thousand impressions ("CPM") factor. However, if they were, the Company's CPM rate would be $5 which is very competitive with other CPM rates that run as high as $25. The Company believes that this is a cost-effective way for advertisers to acquire an Internet presence without incurring the high set-up costs and ongoing maintenance fees of creating a web site. The Company intends to engage an experienced travel product salesman in Vancouver, British Columbia to sell the Company's advertising. The Company has not yet realized any revenues from its advertising program.

The Growth of E-Commerce. Greatestescapes.com Inc. has looked at a number of different studies which were designed to predict Internet growth over the next three to six years. It must be pointed out that these studies do differ in terms of quantitative results and, therefore, also differ in terms of predicted growth. This is not unexpected as it is doubtful that these studies used the same research methodologies and they differed in both geographical locations and time frames. For example, some studies looked at Internet growth in Asia, predicted for a three year period, while others looked solely at North America, and predicted growth for a five year period. Obviously, the results of the studies differed. Nevertheless, the results are consistent in that the majority of the studies predicted online retail sales would "soar" over the next three to six years.

Following (in point form) are highlights of some of the key results regarding Internet growth as predicted by a number of studies conducted by Forrester Research Inc., which is the largest independent Internet research firm and is, arguably, the leader in providing accurate information respecting online e-commerce.

*   Percentage of US households now on the Internet - 28%;

* Currently 9.7 million US households shop the Internet. By 2004 this will increase to approximately 50 million;

* There will be a steady increase in average online spending per household, growing from $1,167 in 1999 to $3,738 in 2004. In 2004 US households alone will spend more than $184 billion online for a variety of goods; and

* Global e-commerce (both B2B and B2C) will hit 6.8 trillion in 2004, 8.6% of the global sales of goods and services. These numbers are estimated at US $3.2 trillion, Asia-Pacific $1.6 trillion, Latin America $482 billion (from Global E-commerce Approaches Hyper- growth).

The above results are supported by both the Economist and Jupiter Communications (another highly regarded Internet research firm). They also support the Company's contention that Internet shopping is truly "coming of age".

Although growth statistics by sector are difficult to obtain, and do fluctuate widely, the Company believes that e-commerce over the Internet will attract an increasing number of travel-related companies offering various types of travel-related products and services. One such company is www.byebyenow.com,
                                                          -----------------
which offers a number of different travel-related packages, including cruises, spa and golf vacations, resort and airfare booking, and offers all these services online. The growth and development of other online travel-related companies, such as www.conceirge.com and www.fodors.com, supports the Company's
                   -----------------     --------------
contention that Internet growth has in fact attracted travel-related companies. Another study conducted by the National Retail Foundation and Forrester Research supports such growth. It found that travel-related categories grew by almost $114 million from March 2000 to April 2000. These numbers are astounding considering that other categories within the study actually decreased. If this study is accurate then it appears that the travel sector is in part responsible for current Internet growth and if online shopping continues to grow as predicted, it will comprise an increasing share of the on-line sales dollar. Such results are exciting for established online travel companies and do support the growth of Internet travel sales.

The following information is taken from material obtained from the Travel Industry Association of America ("TIA"). Specific sources are shown within the tables.

           =============================================
                Total Online Travel Market Revenue
                            1996 - 2002
           =============================================
               1996            $276 million
               1997            $827 million
               1998            $1.9 billion
               1999            $3.2 billion
               2000            $4.7 billion
               2001            $6.5 billion
               2002            $8.9 billion
           =============================================

When broken out into segments, the overwhelming bulk of online travel revenues in 1996 stemmed from airline ticket sales, approximately $243 million or 90% of all online travel revenues. By the year 2002, the proportion of airline ticket sales is estimated to decrease to 75%, generating $6.5 billion in revenues. Non-air revenues, consisting mostly of hotel reservations and car rentals are projected to grow from $31 million in 1996 to $938 million in 2000 and $2.4 billion by the end of 2002.

           =============================================
                    Total Number of Online Travel
                          Buyers in the U.S.
                             1996 - 2002
           =============================================
               1996            25.3 million people
               1997            32.2 million people
               1998            41.0 million people
               1999            48.1 million people
               2000            54.2 million people
               2001            60.5 million people
               2002            71.9 million people
           =============================================
            Source: Travel and Interactive Technology
                       A Five Year Outlook
           =============================================

According to TIA research, 54.5 million U.S. adults or 62% of current Internet users have used an Internet or an online service to make travel plans in the last year. Travel planning consists of activities such as getting information on destinations or checking prices and schedules. This is up 54% from the 33.8 million adults in 1998.

Out of 52.2 million online travellers who used the Internet to make travel plans, the following table sets out the types of sites used:

           =============================================
              Internet Sites Used for Travel Planning
           =============================================
                   Type of Site        Percentage
           =============================================
               Search Engine              62%
               Destination                51%
               Company                    48%
               Commercial                 36%
               Special Interest           23%
               Travel Guide               14%
               Newpaper/Magazine          14%
               Community                  10%
           =============================================

According to the National Travel Survey, 16.5 million U.S. adults or 20% of current Internet users have used the Internet or an online service to make travel reservations in the past year. Travel reservations include actual booking or paying for an airline ticket, hotel room, rental car, or package tour, etc. This is up 146% from 6.7 million adults in 1998. The following table breaks down the 16.5 million U.S. adults into gender, household income and age:

     =========================================================
        Profile of People Who Book Travel on the Internet
     =========================================================
                             Gender
     =========================================================
                 Male                       57%
                 Female                     43%
     =========================================================
                         Household Income
     =========================================================
               Under $50,000                20%
               $50,000 to $74,999           31%
               $75,000 to $99,000           28%
               Over $100,000                21%
               (Average Income: $91,000)
     =========================================================
                                Age
     =========================================================
                 18-34                      44%
                 35-54                      48%
                 Over 55                     8%
     =========================================================
      Source: Travel and Technology 1999.
     =========================================================


E-Commerce Operations. The Company has built a virtual department store, Victoria Brooks' Greatest Escapes Department Store, to sell travel-related products and services at the WebZine. This virtual department store at www.greatestescapestore.com is starting off as a four floor virtual department store selling essential travel items as well as unusual and unique products and services. The Company believes that the growing acceptance of e-commerce represents a substantial opportunity for it to conduct its business over the Internet. There can be no assurance, however, that Internet commerce will continue to expand, or that its e-commerce operations will be successful.

The Company utilizes a secure server for handling credit card transactions at its WebZine. This service is provided by Cardservice International of Agoura Hills, California. The suppliers of product are responsible for handling warranty claims and product repairs. The Company will very rarely, if ever, inventory product. Items will be described along with a small picture of the item on the respective "floor" of the virtual department store. If a virtual shopper wants more information, he or she clicks on the icon to acquire additional product information. To purchase an item, a consumer clicks on the "buy" icon and is connected to a secure point of purchase.

Products to be sold include travel adapters, silk sleeping bags, travel lingerie, luggage, portable and traveling computer equipment, sporting goods and equipment, cigars and smoking paraphernalia, computers, computer software and games, videos, books and book reviews, music on compact discs, music reviews, and information on available discounts on items such as insurance, long distance telephone rates, and travel related products. The Company anticipates providing department store "managers" with opportunities to enter into joint ventures with the Company or to participate on a profit-sharing basis. Travel services may be sold through external travel providers initially, with the Company receiving commissions on services sold.

Since 1997, the Company's founders have devoted time and resources to make a product with a wide market appeal. Management of the Company believes there are three steps in developing a successful Internet business:

      1. develop a product having appeal to the target market, ultimately inspiring increased user traffic on the website;

      2. establish a plan of commerce, thus increasing the opportunity to post advertisements or banner style ads; and

      3. develop a strategy for selling products over the Internet.

The Company believes it has addressed these three important steps.

The Company has attempted to create an environment where both travelers and travel service providers can come together to share the same resources. The WebZine is free for travelers. However, travel service providers pay for advertising.

The Company hopes to have multi-dimensional income streams. It intends to try to position the Company to benefit from the anticipated growth within the Internet. The Company hopes that it will be able to earn revenue through:

      1. advertising sold by external or inhouse Internet advertising/marketing consultants;

      2. an on-line department store which will offer a wide range of travel-related products;

      3. travel services sold through external travel providers, with the Company receiving a commission on items sold; and

      4. enhancement of multi-media opportunities by offering a range of travel books. The travel books are being distributed through traditional bookstores as well as on www.greatestescapes.com and www.LiteraryTrips.com.

Literary Travel Guides. During 1999, the Company created a new division, GreatestEscapes.com Publishing, to produce traditional print publications. The Company's first project, Literary Trips: Following in the Footsteps of Fame, is a thematic guidebook containing a compilation of 23 destination pieces (travelers' tales with guidebook information at the end of each piece) on a destination surrounding a famous literary figure (for example, Ian Fleming in Jamaica, John Steinbeck in California, Ernest Hemingway in Cuba, Paul Bowles in Morocco, Graham Greene in Viet Nam, etc.). Each story has 4 to 15 pages of text with 2 to 7 pages of graphics, photographs, pen-and-ink sketches, and maps. The book has 368 pages. The book is in bookstores across Canada, the United States and Australia. The book is also available in the Company's virtual department store and at www.LiteraryTrips.com.

In December 1999, the Company signed an agreement with a British Columbia company, Sandhill Book Marketing Ltd., one of Canada's leading book distributors, to effectuate the distribution of the Company's titles in Canada. The Company has entered into a distribution contract with WORDS Distributing Co., located in Oakland, California, whereby WORDS Distributing Co. distributes the Company's titles in the United States. The Company's books are also being distributed through Tower Books of Sydney, Australia.

GEC Tech Research & Development. GEC Tech is the research and development arm of the Company. It will research, identify and, if appropriate, develop technical strategies that could assist the Company in becoming and maintaining itself at the cutting edge of technological advancements on the Internet. These areas can include virtual reality technology, wireless applications for e-commerce strategies and many other aspects, which are currently being researched and considered. With its expertise in website development, including e-commerce, GEC Tech has received a consulting fee from another business that needed its services.

Potential Acquisitions. The Company will be seeking appropriate acquisition targets to accelerate growth and revenue projections. Such targets could include existing on-line department stores and Internet travel booking companies and travel companies. The Company anticipates that the ultimate acquisition of a travel service provider will also contribute to the Company's revenue sources.

Regulation. The Internet has been under increasing scrutiny by various state, federal and international regulatory agencies. The Company may be subject to various existing or proposed forms of government regulations, including restrictions on interstate telecommunications to promote certain transactions and age-based content restrictions. Any future violation of, and the cost of compliance with, these laws and regulations could have a material adverse effect on the Company's business, financial condition and results of operations.

Reliance on Growth and Use of the Internet. The substantial growth in the use of and interest in the Internet is a recent phenomenon. There can be no assurance that communication or commerce over the Internet will become more widespread or that extensive content will continue to be provided over the Internet. To the extent that the Internet continues to experience significant growth in the number of users and level of use, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Web will not be adversely affected by this continued growth.
Insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Web and the Company's online media properties. If the Internet infrastructure does not effectively support growth that may occur, the Company's business, operating results and financial condition would be materially and adversely affected.

Regulatory and Market Influences. The Internet is subject to changing political, economic and regulatory influences that will affect the procurement practices and operation of Internet directory service organizations. Changes in current Internet directory service reimbursement systems could result in the need for unplanned product enhancements, in delays or cancellations, or in the revocation of endorsement of the services of the Company. Any of these occurrences could have a material adverse effect on the Company's business, financial condition and results of operations. During the past several years, various Internet directory service industries and telecommunications industries have been subject to an increase in governmental and international regulation.

Certain proposals to reform the telecommunications and Internet service systems are periodically under consideration by the appropriate regulators. These programs may contain proposals to increase government involvement in Internet directory services and otherwise change the operating environment for the Company's customers. The Company cannot predict what impact, if any, such factors might have on the Company's business, financial condition and results of operations. In addition, many Internet directory service providers are consolidating to create integrated Internet directory service delivery systems with greater regional market power. As a result, these emerging systems could have greater bargaining power, which may lead to price erosion of the Company's products. The Company's failure to maintain adequate price levels would have a material adverse effect on the Company's business, financial condition and results of operations. Other legislative or market-driven reforms could have unpredictable effects on the Company's business, financial condition and results of operations.

Liquidity and Capital Resources. The Company's capital resources have mainly derived from cash flows generated from the sale of the Company's common stock. The Company completed the six month period ending August 31, 2000 with a net cash flow of $2,171 as compared to $14,090 at the year ended February 29, 2000. As a result of spending on the acquisition of property and equipment and the deficit provided by operations of $162,983 and proceeds received from the sale of shares, resulted in a decease of $11,919 from the year ended February 29, 2000. During the period ended August 31, 2000, accounts payable increased by $20,670. The increase in accounts payable is comprised of operating expenses which remained outstanding as at August 31, 2000. The increase in accounts receivable and prepaid expenses of $5,391 from the year ended February 29, 2000 was due to an increase in refundable goods and services tax ("GST") and prepaid office expenses. The cash and equivalents constitute the Company's present internal sources of liquidity. During the period ended August 31, 2000, the Company had an accumulated deficit of $455,631. Since the Company does not generate enough revenue from operations, it needs to raise funds on an ongoing basis by sale of its common stock. The Company does not expect any change in the number of employees. At present the Company does not have any employees, but hires consultants as required. The Company has no arrangements with its officers, directors or affiliates to provide liquidity to the Company. At the period ended August 31, 2000 the Company had accounts receivable, and the amount due to the Company from Revenue Canada for GST. If the output GST tax exceeds the input then excess tax is refunded by Revenue Canada.

Results of Operations. The operating results of the Company for the period ended August 31, 2000 showed a net loss of $179,133 as compared to a net loss of $126,945 in 1999. The increase in net loss of approximately $52,188 was primarily due to an increase in general operating expenses. Income for the period was $8,203, as compared to nil in 1999. During the period ended August 31, 2000, one main factor contributed to the increase in revenue. During the period, the Company derived revenues from the sale of literary travel guide books. Some major expenses include the following: administrative and general include fees for secretarial and administration services provided by consultants; corporate development includes a fee paid to a consulting company for services relating to enhancing the Company's image, increasing its productivity and cultivating valuable relationships with local business associates and brokerage companies; designers, editors and writers includes fees paid to individuals for services as designers, writers and editors of stories for the Company's literary travel guide book; investor communications includes fees paid for providing services in updating the Company's shareholders on the progress of the Company; management fees include fees paid for overseeing the operations of the Company; printing and reproductions include amounts paid for printing and photocopying information brochures and general office documents; website development expenses include fees paid for services provided by individuals and companies for designing, building, hosting, and updating the Company's website. During the quarter ended August 31, 2000, the Company spent $63,196 for professional fees; including fees paid for legal, marketing, auditing and accounting.

(e) Description of Property. As of the dates specified in the following table, the Company held the following property:

     ==============================================================
       PROPERTY           FEBRUARY 29, 2000      AUGUST 31, 2000
     --------------------------------------------------------------
       Cash                         $14,090               $ 2,171
     --------------------------------------------------------------
       Property and Equipment       $ 2,916               $ 7,833
     ==============================================================

(f) Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of October 19, 2000 by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors and named executive officers, and (iii) all directors and executive officers of the Company as a group.

================================================================================
                   Name and Address        Amount and Nature             Percent
Title of Class    of Beneficial Owner     of Beneficial Owner           of Class
--------------------------------------------------------------------------------
$.001 Par Value   Guy Brooks              President and Director           10.2%
Common Stock      5255 Gulf Place         646,068 common shares (1)
                  West Vancouver, B.C.
                  Canada V7W 2V9
--------------------------------------------------------------------------------
$.001 Par Value   Victoria Brooks         Chief Operating Officer          16.2%
Common Stock      5255 Gulf Place         and Director
                  West Vancouver, B.C.    1,027,000 common shares(2)
                  Canada V7W 2V9
--------------------------------------------------------------------------------
$.001 Par Value   Brian Buchanan          Vice President Corporate          4.7%
Common Stock      2876-139A Street        Development and Director
                  White Rock, B.C.        300,000 common shares
                  Canada, V4P 2N1
--------------------------------------------------------------------------------
$.001 Par Value   Shiraz Hussein          Treasurer and Director           0.39%
Common Stock      4911 Wintergreen Ave.   25,000 common shares
                  Richmond, B.C.
                  Canada V7C 1L4
--------------------------------------------------------------------------------
$.001 Par Value   James Henshall          Director                         0.39%
Common Stock      #602-1040 West          25,000 common shares
                  Georgia St.
                  Vancouver, B.C.
                  Canada V7C 1L4
--------------------------------------------------------------------------------
$.001 Par Value   Duncan Merrin           350,000 common shares             5.5%
Common Stock      c/o Oberon Group Ltd.
                  111 North Bride Road
                  #18-01
                  Peninsula Plaza,
                  Singapore 179098
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$.001 Par Value   Mervyn Zabinsky         375,000 common shares             5.9%
Common Stock      23 Woodwoards Road
                  Richmond, B.C.
                  Canada V7E 6G7
--------------------------------------------------------------------------------
All Directors and Officers as a Group     2,023,068 common shares          31.9%
--------------------------------------------------------------------------------
All Directors and Management as a Group   2,748,068 common shares          43.4%
================================================================================

(1)   Guy Brooks and Victoria Brooks are husband and wife.
(2) Includes 206,068 shares owned by BBB Consultants Ltd., a company controlled by Guy Brooks.
(3) All these shares are held in the name of Victoria Brooks Investments Inc., a company controlled by Victoria Brooks.

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of the Company's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Company's common stock indicated as beneficially owned by them.

(g) Directors, Executive Officers, Promoters and Control Persons

Executive Officers of the Company:

The following table sets forth the names, ages, offices held and the percentage of time each officer will spend on the Corporation's business:

================================================================================
         NAME            AGE                OFFICE(S)            % OF TIME SPENT
--------------------------------------------------------------------------------
   Guy Brooks             44             President and CEO                  75%
   Victoria H. Brooks     49             Chief Operating Officer           100%
   Brian Buchanan         52             Vice-President                     40%
   Shiraz Hussein         52             Treasurer                          30%
================================================================================

Board of Directors of the Company:

            ========================================
                 NAME                          AGE
            ----------------------------------------
               Guy Brooks (1)                   44
               Victoria H. Brooks(1)            49
               Brian Buchanan                   52
               Shiraz Hussein                   52
               James Henshall                   53
            ========================================

               (1)   Co-Chairpersons

All directors resign at the annual general meeting of the Company following their appointment, at which meeting, they can be nominated for re-election at each such meeting. There is no limit to the number of times a director can be re-elected to the Company's board.

Biographical Information on Company's Officers and Directors:

Victoria Brooks (49) is the Chief Operating Officer and a director of the Company. Mrs. Brooks is a director of GreatestEscapes.com Holdings Ltd., a subsidiary of the Company. She is also the Editor-in-Chief of all of the Company's publications and a partner with Guy Brooks in the creation and development of GreatestEscapes.com Corp. Mrs. Brooks is a freelance travel writer and photographer and five-time published guidebook author. Mrs. Brooks is the creator and co-author of the Kick Start business travel guide series. Together with her husband Guy, they have had five of their Kick Start guides published - Vietnam, Indonesia, Malaysia, Hong Kong and Costa Rica. Mrs. Brooks writes freelance travel pieces for various North American publications. Mrs. Brooks has a degree from Evergreen University in English Literature and has studied Journalism at Mount Royal College in Calgary, Alberta, Canada. She is an active member of the prestigious American Society of Travel Writers, the American Society of Journalists and Authors, the Writers Union of Canada, the Periodical Writers Association of Canada and the Travel Media Association of Canada. From 1980 to 1985, Mrs. Brooks worked in sales for Qualico Calgary; from 1989 to 1992, she was the owner of Eclectic Sox & Stocks; and from 1993 to 1999, she was an Editor and Freelance Writer for Kick Start Publishing.

Guy Brooks (44) is the President, Chief Executive Officer and a director of the Company. Mr. Brooks is also the President and a director of Greatestescapes.com Holdings Ltd., a subsidiary of the Company. He is the publisher and partner with Victoria Brooks in the development of GreatestEscapes.com Inc. Mr. Brooks has experience in project management and business development of both private and public companies. He is currently Director of Spire Ventures Ltd., a gold exploration company publicly listed on the CDNX. Mr. Brooks studied Journalism at Carleton University. At various times, Mr. Brooks has held the following professional memberships: Australian Society of Investment & Financial Advisors; Institute of Company Directors, and Rotary Club of Perth. From 1990 to 1993,
Mr. Brooks was the General Manager of Key to Asia Consulting. Also from 1990 to 1993, he was the State General Manager for The Over 50's Friendly Society. From 1993 to 1999, Mr. Brooks was a representative of Regal Capital Investments.
From 1993 to 1999, he was the publisher and a partner in Kick Start Publishing. Since 1996, Mr. Brooks has been the President of South East Asia Brewing Co., and Global Brewing Services Co. Ltd., which obtained a brewery license in Vietnam. To date this company has not progressed to the development of the brewery and it has no revenues or operations.

Brian Buchanan (52) is the Vice President of Corporate Development and a director of the Company. Mr. Buchanan has a wide range of business experience that will be of value to the Company now and as it expands into various international markets. Mr. Buchanan's experience is in the area of marketing and human resources. He has developed management techniques that he has used in Canada as well as on overseas projects. The Company believes his experience will enhance productivity as well as cultivate valuable relations with local businesses on an international level. His corporate background includes nine years as Vice President and Director of Marketing for one of Canada's largest insurance brokerage companies, TOS Insurance. He is currently President and Director of Spire Ventures Ltd., a junior mining company active in southeast Asia, which is publicly traded on CDNX. In 1979, Mr. Buchanan studied Business Administration at Fraser Valley College. His professional memberships include the Insurance Council of British Columbia and Sales & Marketing Executives of Vancouver. From 1983 to 1991, Mr. Buchanan was a Vice President and a director of TOS Insurance. From 1991 to 1992, he was the General Manager of Southern

Cross Agriculture based in Indonesia. Concurrently, from 1991 to 1993, Mr. Buchanan held his licenses with TN Stevens Association, and acted as Manager from 1992 to 1993. From 1993 to 1994, Mr. Buchanan was the General Sales Manager of Bow Mac Saturn Saab. Mr. Buchanan has been the President of Spire Ventures Ltd. since October 1995.

Shiraz Hussein (52) has been the Treasurer and a Director of the Company since February 1999. In 1969, Mr. Hussein earned a diploma in Business Administration from Filton College in the United Kingdom. Mr. Hussein is a principal of Razzle & Company, a company which provided accounting and management services to reporting and non-reporting companies since October 1988. He has over 15 years of experience as a controller/accountant within the natural resource, retail, technology and construction industries. Mr. Hussein has been the Chief Financial Officer and Secretary since September 1996 and a Director since October 1997 of Spire Ventures Ltd., a junior mining company publicly listed on CDNX. He has been Controller of Welcome Opportunities Ltd. Since February 1996 and Secretary since December 1996. He is also a Director of Arcturus Resources Ltd. Since November 1998. Mr. Hussein is responsible for all accounting and financial management of the Company.

James Henshall (53) has been a Director of the Company since 1998. In 1970, Mr. Henshall earned a law degree at the University of Alberta in Canada. In 1974, Mr. Henshall earned a Bachelor of Arts degree at the University of Western Ontario in Canada. Mr. Henshall is a member of the Canadian Bar Association as well as the British Columbia Bar Association. From 1974 to 1978, Mr. Henshall worked as a Associate Attorney for Russell & Dumoulin, in Vancouver, Canada. From 1978 to 1982, Mr. Henshall was a Partner at the law firm of Henshall Cottick. From 1982 to 1987, Mr. Henshall was a Partner with the law firm of Knott Pollard Morgan. From 1987 to 1995, Mr. Henshall was a Partner with the law firm of Alexander Holburn. Mr. Henshall currently works as an attorney with C.C. China Capital International Corp. He is also the Senior Vice President for C.C. China Capital International Corp.

Other Key Personnel

Katherine Means is a communications professional with 20 years of experience as a newspaper and magazine reporter, editor and feature writer. Her recent professional emphasis has been on travel and lifestyle writing. Katherine is Senior Contributing Editor to the Company's WebZine. Over the past 20 years her career as a magazine and newspaper editor has taken her to Jakarta and back to Houston where she now resides. As a freelance writer, Katherine has written for numerous publications including; Conroe Courier daily newspaper, Ultra Magazine (a regional lifestyle 4-color monthly magazine), local Houston newspapers, Adweek, American Automobile Association World, American Express Expression, Associated Press Special Editions, Body Smart (a health and fitness publication), Communication Arts, Continental Airlines Profiles, Houston Advanced Research Center Corollary, Houston Home & Living, Houston Magazine, San Francisco Review of Books, Singapore Airlines Silver Kris, Southwest Airlines Spirit, and others. Ms. Means has a Bachelor of Arts in Journalism from Ohio State University, and completed graduate courses in journalism at the University of North Washington. She also holds a certificate in publishing from Rice University and is active in various service organizations.

All other contributing writers work on a freelance basis. They generally present material to the Company as opposed to being approached for material. The contributors can change each month. The Company has no written or oral agreements with any of its contributing writers.

Executive Compensation - Remuneration of Directors and Officers. Any compensation received by officers, directors, and management personnel of the Company will be determined from time to time by the Board of Directors of the Company. Officers, directors, and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to the Company payable to the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary and bonus is anticipated to exceed $50,000 during the years shown. The Board of Directors of the Company has recently adopted an incentive stock option plan for its executive officers which will result in additional compensation.

             --------------------------------------------------------------

                            SUMMARY COMPENSATION TABLE
                                ANNUAL COMPENSATION

             --------------------------------------------------------------
================================================================================
    Name and                                            Other          All Other
    Principal                        Salary    Bonus     Annual         Compen
    Position          Year            ($)       ($)   Compensation     -sation
--------------------------------------------------------------------------------
Guy Brooks       Up to 02/28/1999     None     None       None           None
President,       Up to 02/29/2000    18,000
CEO and Director
--------------------------------------------------------------------------------
Victoria Brooks  Up to 02/28/1999     None     None       None           None
COO and Director Up to 02/29/2000    18,000
--------------------------------------------------------------------------------
Brian Buchanan   Up to 02/28/1999     None     None       None           None
VP of Corporate  Up to 02/29/2000    16,720
Development
and Director
================================================================================

Compensation of Directors. Directors who are also employees of the Company receive no extra compensation for their service on the Board of Directors of the Company.

Employment Contracts. The Company has not entered into any employment contracts, but anticipates entering into employment contracts with certain management and other key personnel.

Stock Option Plans. The Board of Directors of the Company have recently adopted a stock option plan ("Stock Option Plan"). Pursuant to the provisions of the proposed Stock Option Plan, certain shares of the Company's $0.001 par value common stock will be reserved for issuance upon exercise of options. The Stock Option Plan will be designed to retain qualified and competent officers, employees, and directors of the Company. The Company's Board of Directors, or a committee thereof, shall administer the Stock Option Plan and will be authorized, in its sole and absolute discretion, to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. Options will be granted pursuant to the provisions of the Stock Option Plan on such terms and at such prices as determined by the Company's Board of Directors. Options granted under the Stock Option Plan will be exercisable after the period specified in the option agreement. Options granted under the Stock Option Plan will not exercisable after the expiration of 10 years from the date of grant. The Stock Option Plan will also authorize the Company to make loans to optionees to enable them to exercise their options. At present, no options have been granted.

Stock Awards Plan. The Company has not adopted a Stock Awards Plan, but may do so in the future. The terms of any such plan have not been determined.

(h) Certain Relationships and Related Transactions. On or about February 9, 1999, the Company purchased the intellectual property of Kick Start Publishing, a partnership owned by Victoria Brooks and Guy Brooks, for $1.00. The intellectual property included the Company's WebZines, travel names and trade names, and the Company's virtual department store.

The Company pays consulting and accounting fees to Razzle & Company, a company controlled by Shiraz Hussein, Treasurer and a director of the Company. The Company has paid Razzle & Company the sum of $10,067 to August 31, 2000. The Company has no formal agreement with Razzle & Company.

The Company incurred corporate development fees to Asia Group of Companies in the amount of $12,038 to August 31, 2000. Brian Buchanan, a director of the Company is also the President and a director of the Asia Group of Companies. The Company has no formal agreement with Asia Group of Companies.

The Company incurred management fees to BBB Consultants in the amount of $5,936 to August 31, 2000. BBB Consultants is a private company owned by Guy Brooks, the President, CEO and a director of the Company. The Company has no formal agreement with BBB Consultants.

The Company will attempt to resolve any such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company on or behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to the Company.

(i) Legal Proceedings. There are no legal actions pending against the Company nor are any such legal actions contemplated.

(j) Market for Common Equity and Related Stockholder Matters. On or about June 26, 2000 the Company was cleared by the NASD to list the Company's securities on the Pink Sheets maintained by the NASD. With the completion of the Merger, the Company is applying for participation on the OTC Bulletin Board, an electronic quotation medium for securities traded outside the Nasdaq Stock Market. There can be no assurance that the Company will be approved for participation on the OTC Bulletin Board.

(k) Recent Sales of Unregistered Securities. There have been no sales of unregistered securities by the Company within the last three years which would be required to be disclosed pursuant to Item 701 of Regulation S-B, except for the following:

The following shares of the Company's common stock were issued in reliance upon the exemption from registration and prospectus delivery requirements of Regulation S:

================================================================================
                                              Price Per     Total    Number of
Date Issued          No. of Shares             Share($)      ($)    Shareholders
--------------------------------------------------------------------------------
March 19, 1999          1,000,000                0.005       5,000       1(1)
--------------------------------------------------------------------------------
July 31, 2000             763,068                0.25      190,767       10
================================================================================

     (1) These shares were purchased by Victoria Brooks, a director and officer of the Company.

The following shares of the Company's common stock were qualified for the non-public offering exemption specified by Section 4(2) of the Securities Act of 1933 and Rule 504 of Regulation D:

================================================================================
                                              Price Per     Total    Number of
Date Issued          No. of Shares             Share($)      ($)    Shareholders
--------------------------------------------------------------------------------
March 19, 1999          3,460,000                0.005      17,300       18(1)
--------------------------------------------------------------------------------
May 11, 1999              661,666                0.15       99,250       16
--------------------------------------------------------------------------------
October 4, 2000           701,400                0.25      175,350       21
================================================================================

     (1) Of these shares 850,000 were purchased by Guy Brooks (500,000 shares), Brian Buchanan (300,000 shares), Shiraz Hussein (25,000 shares) and James Henshall (25,000 shares), all directors and/or officers of the Company.

Of the 6,586,134 shares currently issued and outstanding, 2,613,068 shares, or 40% of the currently issued and outstanding shares of the Company, are considered restricted.

(l) Description of Securities. The Company is authorized to issue 200,000,000 shares of common stock, $0.001 par value, each share of common stock having equal rights and preferences, including voting privileges. The Company is not authorized to issue shares of preferred stock. As of October 19, 2000, there were 6,586,134 shares of the Company's common stock issued and outstanding.

The shares of $0.001 par value common stock of the Company constitute equity interests in the Company entitling each shareholder to a pro rata share of cash distributions made to shareholders, including dividend payments. The holders of the Company's common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors of the Company or any other matter, with the result that the holders of more than 50% of the shares voted for the election of those directors can elect all of the Directors. The holders of the Company's common stock are entitled to receive dividends when, as and if declared by the Company's Board of Directors from funds legally available therefor; provided, however, that cash dividends are at the sole discretion of the Company's Board of Directors. In the event of liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities of the Company and after provision has been made for each class of stock, if any, having preference in relation to the Company's common stock. Holders of the shares of Company's common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Company's common stock. All of the outstanding shares of Company's common stock are duly authorized, validly issued, fully paid and non-assessable.

(m) Indemnification of Directors and Officers. Currently, the Company does not have a provision in either the Company's Articles of Incorporation or Bylaws limiting the liability of the Company's officers and directors. The Company may, in the future and with shareholders' consent, amend the Company's Articles of Incorporation to limit the liability of the Company's officers and directors. In such a case, the Company's officers and directors will not be liable to the Company for monetary damages occurring because of a breach of their fiduciary duty as officers and directors in certain circumstances. Such limitation will not affect liability for any breach of an officer's or director's duty to the Company or the Company's shareholders (i) with respect to approval by the officer or director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that he or she believes to be contrary to the best interests of the Company or the Company's shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitute an unexcused pattern of inattention that amounts to an abdication of his or her duty to the Company or the Company's shareholders, or that indicate a reckless disregard for his or her duty to the Company or the Company's shareholders in circumstances in which he or she was or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or the Company's shareholders, or (iii) based on transactions between the Company and the Company's officers and directors or another corporation with interrelated officers or directors or on improper distributions, loans or guaranties pursuant to applicable sections of the General Corporation Law of Nevada. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Indemnification Agreements. The Company anticipates that the Company will enter into indemnification agreements with each of the Company's directors and executive officers pursuant to which the Company shall indemnify each such director and officer for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by each such director and officer in connection with any criminal or civil action brought or threatened against such director and officer because of such director and officer being or having been an executive officer or director of the Company. To be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such director and officer must have had no reasonable cause to believe his or her conduct was unlawful.

DISCLOSURE OF OPINION OF SECURITIES AND EXCHANGE COMISSION REGARDING INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

INSOFAR AS INDEMNIFICATION FOR LIABILITIES OCCURRING PURSUANT TO THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT OF 1933 AND IS, THEREFORE, UNENFORCEABLE.

(n) Financial Statements

Copies of the financial statements specified in Regulation 228.310 (Item 310) are filed with Form 8K (see Item 7 below).


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable


ITEM 4. CHANGES IN REGISTRANT'S ACCOUNTANT.

        Not Applicable


ITEM 5. OTHER EVENTS.

Successor Issuer Election

Upon effectiveness of the Merger on October 16, 2000, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, the Company became the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934 (the "Exchange Act") and elects to report under the Exchange Act effective October 16, 2000.


ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The officers and directors of Capstra, John Mackay and Rod Saunders, resigned such offices as a result of the merger with the Company. The officers and directors of the Company will continue as the officers and directors of the successor issuer.


ITEM 7. FINANCIAL STATEMENTS

(a) Index to Financial Statements.

    Audited Financial Statements of the Company:                            Page
    -------------------------------------------                             ----
    Auditors Report

    Balance Sheet as at February 28, 1999 and February 29, 2000             F-1

    Statement of Operations                                                 F-2

    Statement of Stockholders' Deficit                                      F-3

    Statement of Cash Flows                                                 F-4

    Notes to Financial Statements                                       F5 - F7

    Unaudited (Auditor Reviewed) Financial Statements:

    Management Report                                                         1

    Balance Sheet as at August 31, 2000 and February 29, 2000                 2

    Statement of Operations for Six Months Ended August 31, 2000              3

    Statement of Stockholders' Deficit from February 10, 1999
    to August 31, 2000                                                        4

    Statement of Cash Flows for Six Months Ended August 31, 2000              5

    Notes to Financial Statements                                         6 - 9

    Audited Financial Statements to February 7, 1999 of Kickstart
    Publishing, the predecessor company to the Company:

    Auditor's Report                                                          1

    Balance Sheet                                                             2

    Statement of Income and Proprietor's Equity                               3

    Statement of Changes in Financial Position                                4

    Notes to Financial Statements                                         5 - 6

(b)  Index to Exhibits.

Copies of the following documents are filed with this Form 8K as exhibits:

     Exhibits                                                              Page
     --------                                                              ----

     1    Corporate Charter (previously filed
     2    Articles of Incorporation (previously filed
     3    Bylaws (previously filed)
     4    Intellectual Property Assignment Between Kick Start
           Publishing and Greatestescapes.com (previously filed)
     5    Public Relations Agreement Between Between Kathleen
          Carney & Associates and Greatestescapes.com (previously filed)
     6    Distribution Agreement Between WORDS Distributing
          and Greatescapes.com Publishing (previously filed)
     7 Supplier Agreement Between Organic Buckwheat Pillow Products of Canada & USA and Greatestescapes.com (previously filed)
     8    Supplier Agreement Between Microsoie, Inc.
           and Greatestescapes.com (previously filed)
     9    Supplier Agreement Between Ulysses Press  and Greatestescapes.
           com (previously filed)
     10   Supplier Agreement Between SunDreamer and Greatestescapes.
            com (previously filed)
     11   Supplier Agreement Between Attart Industries, Inc. and
            Greatestescapes.com (previously filed)
     12   Merger Agreement between the Company and
            Capstra Capital Corp. (previously filed)

     13   Merchant Agreement between the Company
            and LinkShare Corporation                                      1-10

     14   Distribution Agreement between the Company
            and Sandhill Book Marketing Ltd.                               1-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GREATESTESCAPES.COM CORP.(A Development Stage Company)

We have audited the accompanying balance sheets of Greatestescapes.com Corp. as at February 29, 2000 and February 28, 1999 and the related statements of operations, shareholders' deficit and cash flows for the year, the initial 19 day period and the period from inception, February 10, 1999 through February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at February 29, 2000 and February 28, 1999 and the results of its operations and the cash flows for the year, the initial 19 day period and the period from inception February 10, 1999 through February 29, 2000 in conformity with generally accepted accounting principles in the United States.

                              /s/ Pannell Kerr Forster

                              Chartered Accountants


Vancouver, Canada
May 4, 2000

Page F-1


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Balance Sheets
(U.S. Dollars)
                                             February 29,          February 28,
                                                 2000                  1999
--------------------------------------------------------------------------------
Assets

Current
   Cash                                     $     14,090           $     11,911
   Account receivable                              3,470                     30
--------------------------------------------------------------------------------
                                                  17,560                 11,941
Property and Equipment (note 3)                    2,916                      0
Other (note 4)                                         1                      1
--------------------------------------------------------------------------------
                                            $     20,477           $     11,942
================================================================================
Liability

Current
   Accounts payable                         $     23,552           $     15,460
--------------------------------------------------------------------------------

Commitment (note 7)

Stockholders' Deficit

Common Stock, $0.001 par value;
  200,000,000 shares authorized,
  5,121,666 (1999 - 4,460,000)
  shares issued and outstanding                    5,122                  4,460

Additional Paid-In Capital                       116,428                 17,840
Share Subscriptions                              150,825                      0
Other Comprehensive Income                         1,048                      0
Accumulated Deficit                             (276,498)               (25,818)
--------------------------------------------------------------------------------
                                                  (3,075)                (3,518)
--------------------------------------------------------------------------------
                                            $     20,477           $     11,942
================================================================================

See notes to financial statements.

Page F-2

--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Operations
(U.S. Dollars)

                                                                     Period from
                                                    Initial 19        Inception
                                                    Day Period      February 10,
                                    Year Ended        Ended         1999 Through
                                    February 29,   February 28,     February 29,
                                       2000           1999             2000
--------------------------------------------------------------------------------
Expenses
   Administrative and general           24,294              0            24,294
   Advertising and promotion            14,798              0            14,798
   Bank charges                            374             75               449
   Corporate development                24,720              0            24,720
   Depreciation                            515              0               515
   Designers, editors and writers       37,999              0            37,999
   Investor relations                    4,065              0             4,065
   Management fees                      36,000              0            36,000
   Office                                8,337              0             8,337
   Printing and reproductions           11,051              0            11,051
   Professional fees                    35,778         25,417            61,195
   Regulatory fees                       7,990              0             7,990
   Telephone                             3,815            326             4,141
   Website development                  40,944              0            40,944
--------------------------------------------------------------------------------
Net Loss for Period                 $  250,680     $   25,818        $  276,498
================================================================================
Net Loss Per Share                  $     0.05     $     0.01
================================================================================
Weighted Average Number
 of Shares Outstanding               4,620,738      4,460,000
================================================================================

See notes to financial statements.

Page F-3


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Stockholders' Deficit
(U.S. Dollars)

                                                      Additional                        Other                          Total
                             Common Stock              Paid-In           Share      Comprehensive      Accumulated   Stockholders'
                        Number        Amount          Capital       Subscriptions      Income             Deficit     Deficit
-----------------------------------------------------------------------------------------------------------------------------------
February 10, 1999
 (Inception)                 0        $        0       $        0      $        0     $        0      $        0      $        0
Issuance of Common
 Stock               4,460,000             4,460           17,840               0              0               0          22,300
Net Loss                     0                 0                0               0              0         (25,818)        (25,818)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
 February 28, 1999   4,460,000             4,460           17,840               0              0         (25,818)         (3,518)
Issuance of Common
 Stock                 661,666               662           98,588               0              0               0          99,250
Share Subscriptions
 Received                    0                 0                0         150,825              0               0         150,825
Other Comprehensive
 Income                      0                 0                0               0          1,048               0           1,048
Net Loss                     0                 0                0               0              0        (250,680)       (250,680)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
 February 29, 2000   5,121,666        $    5,122       $  116,428      $  150,825     $    1,048      $ (276,498)     $   (3,075)
===================================================================================================================================

See notes to financial statements.

Page F-4


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Cash Flows
(U.S. Dollars)

                                                                     Period
                                                                 from Inception
                                               Initial 19 Day     February 10,
                                  Year Ended    Period Ended      1999 Through
                                 February 29,   February 28,      February 29,
                                     2000           1999              2000
--------------------------------------------------------------------------------
Operating Activities
  Net loss                         $(250,680)     $ (25,818)     $(276,498)
  Adjustments to reconcile net
    loss to net cash used by
    operating activities
      Depreciation                       515              0            515
  Changes in operating assets
    and liabilities
    Account receivable                (3,440)           (30)        (3,470)
    Accounts payable                   8,092         15,460         23,552
--------------------------------------------------------------------------------
Net Cash Used by Operating
Activities                          (245,513)       (10,388)      (255,901)
--------------------------------------------------------------------------------

Investing Activities
  Acquisition of intellectual
   property                                0             (1)            (1)
  Acquisition of property and
   equipment                          (3,431)             0         (3,431)
--------------------------------------------------------------------------------
Net Cash Used by Investing
   Activities                         (3,431)            (1)        (3,432)
--------------------------------------------------------------------------------
Financing Activities
  Share subscriptions received       150,825              0        150,825
  Issuance of common stock            99,250         22,300        121,550
--------------------------------------------------------------------------------
Net Cash Provided by
   Financing Activities              250,075         22,300        272,375
--------------------------------------------------------------------------------
Effect of Foreign Currency
   Translation on Cash                 1,048              0          1,048
--------------------------------------------------------------------------------
Cash Inflow                            2,179         11,911         14,090
Cash, Beginning of Period             11,911              0              0
--------------------------------------------------------------------------------
Cash, End of Period                $  14,090      $  11,911      $  14,090
================================================================================

See notes to financial statements.

Page F-5
--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)

1. BACKGROUND AND BUSINESS

The Company was incorporated on February 10, 1999 under the laws of the State of Nevada. The Company is in the development stage as more fully defined in statement No. 7. of the Financial Accounting Standards Board. The Company intends to operate as a multi media travel related publishing enterprise. The Company markets and will market travel-related products based on the content of its print publications as well as its digital Internet magazine. Products will include a wide range of goods including books, individual stories and hundreds of items in its online store www.GreatestEscapesStore.com. The Company intends developing other travel products to be sold and distributed through its on-line department store, two websites www.GreatestEscapesStore.com and www.LiteraryTrips.com and other more traditional outlets.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) Property and equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment are calculated as follows:

Equipment and furniture - 30% Declining balance

(b) Foreign currency translation

Amounts recorded in foreign currency are translated into U.S. dollars as follows:

(i) Current assets and current liabilities, at the rate of exchange in effect at the balance sheet date;

(ii) Expenses at the average rate of exchange for the period

Gains arising from this translation of foreign currency are accounted for as other comprehensive income shown as a separate component of stockholders' deficit.

(c) Net loss per share

Net loss per share computations are based on the weighted average number of common shares outstanding during the year.

(d) Financial instruments

The Company's financial instruments consist of cash, account receivable and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk.

Page F-6

--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES

(e) Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

3. PROPERTY AND EQUIPMENT

                                         2000                          1999
--------------------------------------------------------------------------------
                                     Accumulated
                          Cost       Depreciation       Net             Net
--------------------------------------------------------------------------------

     Equipment and
       furniture         $ 3,431       $   515        $ 2,916        $     0
================================================================================


4. OTHER ASSET

During the initial 19 day period ended February 28, 1999, the Company purchased intellectual property from Kick Start Publishing (a Proprietorship) for consideration of $1.00 cash. This intellectual property includes any trademark, travel names, associated registrations, etc. specifically relating to Greatest Escapes Travel Report and Greatest Escapes Travel Webzine.

5. RELATED PARTY TRANSACTIONS

During the year ended February 29, 2000, the Company paid related parties $89,706 in administration, corporate development, management and professional fees. The above transactions were completed in the normal course of operations on normal market terms and were recorded at fair market value as estimated by management.

6. INCOME TAXES

A deferred tax asset stemming from the Company's net operating loss carry forward, has been reduced by a valuation account to zero due to uncertainties regarding the utilization of the deferred assets. At February 29, 2000, the Company has available a net operating loss carry forward of approximately $270,000 which it may use to offset future federal taxable income. The net operating loss carry forward if not utilized, will begin to expire in 2014.

Page F-7

--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)

7. COMMITMENT

During the year ended February 29, 2000, the Company entered into a marketing agreement with Net Media, an unrelated third party. The Company agreed to compensate Net Media for services rendered with the following:

i) 50,000 common shares of the Company;

ii) 20% sales commission on all advertising placed and/or contracted directly or indirectly by Net Media for the Company and their affiliates;

iii) 20% production commission on all required material;

iv) $5,000 monthly draw against production and sales commissions earned; and,
v) 8-10% on on-line product and service sales introduced by Net Media (unless otherwise agreed prior to listing the product or service).

Subsequent to the year end, the Company terminated its agreement with Net Media for non- performance. It is management's opinion that amounts paid to the date of this report will satisfy the Company's obligations under the agreement.

GreatestEscapes.com, Inc.
(A Development Stage Company)

Financial Statements
(Stated in U.S. Dollars)
August 31, 2000 and February 29, 2000
(Unaudited)



              INDEX                                                     Page
              -----                                                     ----

              Report to Management                                       1

              Financial Statements

              Balance Sheets                                             2

              Statements of Operations                                   3

              Statements of Stockholders' Deficit                        4

              Statements of Cash Flows                                   5

              Notes to the Financial Statements                        6-8

MANAGEMENT REPORT



We have prepared the accompanying unaudited balance sheets of Greatescapes.com Inc. as at August 31, 2000, and for the six month period then ended and the related statements of operations, shareholders' deficit and cash flows for the period. These financial statements are the responsibility of the Company's management.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at August 31, 2000 and February 28, 1999 and the results of its operations and the cash flows for the period then ended, in conformity with generally accepted accounting principles in the United States.


/s/ Razzle & Company

Vancouver, Canada

GreatestEscapes.com, Inc.
(A Development Stage Company)
Balance Sheets
(Stated in U.S. Dollars)
(Unaudited)

================================================================================
                                                     August 31,     February 29,
                                                         2000             2000
                                                            $                $
--------------------------------------------------------------------------------

Assets

Current
Cash and term deposits                                  2,171           14,090
Accounts receivable                                     8,861            3,470
--------------------------------------------------------------------------------
                                                       11,032           17,560

Property and Equipment                                  7,833            2,916
Other                                                       1                1
--------------------------------------------------------------------------------
Total Assets                                           18,866           20,477
================================================================================

Liabilities

Current
Accounts payable and accrued liabilities               44,222           23,552
--------------------------------------------------------------------------------

Stockholders' Deficit

Common Stock, $0.001 par value; 200,000,000
  shares  authorized,
5,884,734 shares issued and outstanding                 5,885            5,122

Additional Paid-In Capital                            306,432          116,428
Share Subscriptions                                   117,633          150,825
Other Comprehensive Income                                325            1,048
Accumulated Deficit                                  (455,631)        (276,498)
--------------------------------------------------------------------------------
Total Stockholders' Deficit                           (25,356)          (3,075)
--------------------------------------------------------------------------------
Total Liabilities and Stockholders' Deficit            18,866           20,477
================================================================================

See notes to financial statements.

GreatestEscape.com, Inc.
(A Development Stage Company)
Statements of Operations
(U.S. Dollars)
(Unaudited)


================================================================================
                                                                          Period
                                   Six months     Six Months      from Inception
                                        ended          ended        February 10,
                                   August 31,     August 31,        1999 Through
                                         2000           1999     August 31, 2000
                                            $              $                   $
--------------------------------------------------------------------------------

Revenue                                 8,203              0              8,203
--------------------------------------------------------------------------------

Expenses
Administrative and general             17,480         11,690             41,774
Advertising and promotion               4,058          2,850             18,856
Bank charges and interest                 598            152              1,047
Corporate development                  12,038         13,610             36,758
Depreciation                              871            180              1,386
Designers, editors and writers         17,027         14,335             55,026
Investor communications                 7,655          3,029             11,720
Management fees                         5,936         36,000             41,936
Office                                 13,464          4,832             21,801
Printing and reproductions              7,893          1,014             18,944
Professional fees                      63,196         17,775            124,391
Regulatory filing fees                  1,227          6,912              9,217
Telephone and faxes                     2,852          1,862              6,993
Website development                    33,041         12,704             73,985
--------------------------------------------------------------------------------
                                   $  187,336     $  126,945          $ 463,834
================================================================================
Net Loss for the period            $ (179,133)    $ (126,945)         $(455,631)
================================================================================
Net Loss Per Share                 $     0.03     $     0.03
================================================================================
Weighted Average Number of
  Shares Outstanding                5,884,734      4,576,393
================================================================================

See notes to financial statements.

GreatestEscape.com Inc.
(A Development Stage Company)
Statement of Shareholders' Deficit
Period from Inception to August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                  Common Stock             Additional                            Other                        Total
                                                              Paid-In           Share    Comprehensive   Accumulated  Stockholders'
                                   Number        Amount       Capital   Subscriptions           Income       Deficit         Equity
-----------------------------------------------------------------------------------------------------------------------------------
February 10, 1999
 (Inception)                            0             0             0               0                0              0            0
Issuance of Common Stock        4,460,000         4,460        17,840               0                0              0       22,300
Net Loss                                0             0             0               0                0        (25,818)     (25,818)
-----------------------------------------------------------------------------------------------------------------------------------

Balance,
 February 28, 1999              4,460,000         4,460        17,840               0                0        (25,818)      (3,518)
Issuance of Common Stock          661,666           662        98,588               0                0              0       99,250
Share Subscriptions
 Received                               0             0             0         150,825                0              0      150,825
Other Comprehensive Income              0             0             0               0            1,048              0        1,048
Net Loss                                0             0             0               0                0       (250,680)    (250,680)
-----------------------------------------------------------------------------------------------------------------------------------

Balance,
 February 29, 2000              5,121,666         5,122       116,428         150,825            1,048       (276,498)      (3,075)
Issuance of Common Stock          763,068           763       190,004        (190,767)               0              0            0
Share Subscriptions
 Received                               0             0             0         157,575                0              0      157,575
Other Comprehensive                     0             0             0                0            (723)             0         (723)
Net Loss                                0             0             0                0               0       (179,133)    (179,133)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, August 31, 2000        5,884,734        $5,885        $306,432       $117,633           $ 325      $(455,631)   $ (25,356)
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

GreatestEscape.com, Inc.
(A Development Stage Company)
Statement of Cash Flows
(Stated in U.S. Dollars)
(Unaudited)
================================================================================
                                                                          Period
                                   Six months     Six Months      from Inception
                                        ended          ended        February 10,
                                   August 31,     August 31,        1999 Through
                                         2000           1999     August 31, 2000
                                            $              $                   $
--------------------------------------------------------------------------------


Operating Activities
 Net loss                          $ (179,133)    $ (126,945)        $ (455,631)
 Adjustments to reconcile net
  loss to net cash used by
  operating activities
    Depreciation                          871            180              1,386
Changes in Operating Assets and
 Liabilities
 Accounts receivable                   (5,391)        (1,865)            (8,861)
 Accounts payable                      20,670        (10,052)            44,222
--------------------------------------------------------------------------------
Net Cash Used in Operating
 Activities                          (162,983)      (138,682)          (418,884)
--------------------------------------------------------------------------------

Investing Activities
 Acquisition of intellectual property       0              0                 (1)
 Acquisition of property and equipment (5,788)        (2,377)             2,357
--------------------------------------------------------------------------------
                                       (5,788)        (2,377)             2,356
--------------------------------------------------------------------------------

Financing Activities
 Share subscriptions received         157,575        146,750            308,400
 Issuance of common stock                   0              0            121,550
--------------------------------------------------------------------------------
Net Cash Provided by Financing
 Activities                           157,575        146,750            429,950
--------------------------------------------------------------------------------
Effect of Foreign Currency
 Translation on Cash                     (723)             -                325
--------------------------------------------------------------------------------
Cash Inflow (Outflow)                 (11,919)         5,691              2,171
Cash, Beginning of Period              14,090         11,911                  0
--------------------------------------------------------------------------------
Cash, End of period                $    2,171     $   17,602         $    2,171
--------------------------------------------------------------------------------

See notes to financial statements.

GreatestEscape.com Inc.
(A Development Stage Company)
Notes to Financial Statements
Six Months Ended August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)
================================================================================


1.   BACKGROUND AND BUSINESS

     The Company was incorporated on February 10, 1999 under the laws of the State of Nevada. The Company is in the development stage as more fully defined in statement No. 7. of the Financial Accounting Standards Board. The Company intends to operate as a multi media travel related publishing enterprise. The Company markets and will market travel-related products based on the content of its print publications as well as its digital Internet magazine. Products will include a wide range of goods including books, individual stories and hundreds of items in its online store www.GreatestEscapesStore.com. The Company intends developing other travel
     ----------------------------
     products to be sold and distributed through its on-line department store, two websites www.GreatestEscapesStore.com and www.LiteraryTrips.com and
                  ----------------------------     ---------------------
     and other more traditional outlets. The Kick Start was the predecessor operations. (see note 4)

2.   SIGNIFICANT ACCOUNTING POLICIES

     (a)   Property and equipment

           Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment are calculated as follows:

                    Equipment and furniture   - 30% Declining balance

     (b)   Foreign currency translation

           Amounts recorded in foreign currency are translated into U.S. dollars as follows:

           (i) Current assets and current liabilities, at the rate of exchange in effect at the balance sheet date;

           (ii)  Expenses at the average rate of exchange for the period

           Gains arising from this translation of foreign currency are accounted for as other comprehensive income shown as a separate component of stockholders' deficit.

     (c)   Net loss per share

           Net loss per share computations, are based on the weighted average number of common shares outstanding during the year.

     (d)   Financial instruments

           The Company's financial instruments consist of cash, account receivable and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk.

     (e)   Revenue recognition

           Revenue from sale of goods, advertising, sponsorship fees, and commission are recognized on a completed contract basis.

GreatestEscape.com Inc.
(A Development Stage Company)
Notes to Financial Statements
Six Months Ended August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)
================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES

     (e)   Use of estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

3.   PROPERTY AND EQUIPMENT

     ===========================================================================
                                           2000                   1999
     ---------------------------------------------------------------------------
                                       Accumulated
                             Cost      Depreciation           Net        Net
     ---------------------------------------------------------------------------

     Equipment and
       furniture            $9,219       $1,386               $7,833       $0
     ---------------------------------------------------------------------------

4.   OTHER ASSET

     During the initial 19 day period ended February 28, 1999, the Company purchased intellectual property from Kick Start Publishing (a Proprietorship) for consideration of $1.00 cash. The Kick Start was the predecessor operations. This intellectual property includes any trademark, travel names, associated registrations, etc. specifically relating to Greatest Escapes Travel Report and Greatest Escapes Travel Webzine.

5.   RELATED PARTY TRANSACTIONS

     During the six-month period ended August 31, 2000, the Company:

    (i) Incurred $5,936 management fees with a company related by a President and director in common.
    (ii) Incurred $12,038 corporate development fees with a company related by a director in common.
    (iii) Incurred $10,067 professional fees with a company related by a director in common.

    As at August 31,2000, the Company owed related parties $16,000 for corporate development fees and $1,100 for professional fees.

    The above transactions were completed in the normal course of operations on normal market terms and were recorded at fair market value as estimated by management

GreatestEscape.com Inc.
(A Development Stage Company)
Notes to Financial Statements
Six Months Ended August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)
================================================================================



6.   ACCOUNTS RECEIVABLE

     As at August 31, 2000, the Company had account receivable of $3,693. This amount was due from Revenue Canada for refund of goods and services taxes.

7.   DEPOSIT

     As at August 31, 2000, the Company placed a deposit of $5,168 for office rent and property tax expenses.

8.   ACCOUNTS PAYABLE

     During the six-month period ended August 31, 2000, the Company had accounts payable of $27,122 due to non-related parties for website development, designers, editors and writers services rendered to the Company. The Company did not have any accrued liabilities as at August 31, 2000.

9.   SHARE SUBSCCRIBTIONS

     During the period ended August 31, 2000 the Company received $157,575 in share subscriptions. During the period, the Company issued common shares for the value of $190,767 for share subscriptions, amounts that the Company received from the subscribers for purchase of common shares. As at period ended August 31, 2000, there were share subscriptions to value of $117,633. These shares were not issued to the subscribers as at period ended.

10.  REVENUES

     During the period to date, the Company had only received revenue of $8,203 from sale of literary travel-guide books. There was no other source of revenue reported by the Company.

11.  INCOME TAXES

     A deferred tax asset stemming from the Company's net operating loss carry forward, has been reduced by a valuation account to zero due to uncertainties regarding the utilization of the deferred assets. At August 31, 2000, the Company has available a net operating loss carry forward of approximately $455,000 which it may use to offset future federal taxable income. For tax purposes, the losses expire as follows:

     2014   $ 25,818
     2015    250,680
     2016    179,133

     The potential future benefit of these losses has not been recorded.

GreatestEscape.com Inc.
(A Development Stage Company)
Notes to Financial Statements
Six Months Ended August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)
================================================================================


12.  COMMITMENT

     During the year ended February 29, 2000, the Company entered into a marketing agreement with Net Media, an unrelated third party. The Company agreed to compensate Net Media for services rendered with the following:

     i)    50,000 common shares of the Company;
     ii) 20% sales commission on all advertising placed and/or contracted directly or indirectly by Net Media for the Company and their affiliates;
     iii)  20% production commission on all required material;
     iv)   $5,000 monthly draw against production and sales commissions earned;
           and,
     v) 8-10% on on-line product and service sales introduced by Net Media (unless otherwise agreed prior to listing the product or service).

     During the period ended August 31, 2000, the Company terminated its agreement with Net Media for non- performance. It is management's opinion that amounts paid to the date of this report will satisfy the Company's obligations under the agreement.

KICKSTART PUBLISHING

Financial Statements
February 7, 1999



              INDEX                                                     Page
              -----                                                     ----

              Auditor's Report to the Proprietor                         1

              Financial Statements

              Balance Sheets                                             2

              Statements of Income and Proprietor's Equity               3

              Statements of Changes in Financial Position                4

              Notes to the Financial Statements                        5-6

SR  SMIYTHE RATCLIFFE
    CHARTERED ACCOUNTANTS



AUDITOR'S REPORT TO THE PROPRIETOR

We have reviewed the balance sheet of Kickstart Pubishing as at February 7, 1999 and the statements of income and proprietor's equity and changes in financial position for the 38 day period then ended. These financial statements are the responsibility of the Proprietor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our review in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position for the 38 period then ended in accordance with generally accepted accounting principles.

/s/ Smythe Ratcliffe

Chartered Accountants


Vancouver, British Columbia
March 16, 1999




                                       A member of Pannel Kerr Forster Worldwide

KICKSTART PUBLISHING
Balance Sheet
================================================================================

                                                   February 7,      December 31,
                                                      1999            1998
--------------------------------------------------------------------------------
Assets

Current
   Cash and short-term deposit                        $   5,151       $   5,062
   Interest receivable                                        0             169
--------------------------------------------------------------------------------

                                                          5,151           5,231
Fixed (note 3)                                            1,876             998
--------------------------------------------------------------------------------
                                                      $   7,027       $   6,229
================================================================================
Liability

Current
   Accounts payable                                   $   1,830       $   1,070
--------------------------------------------------------------------------------
Proprietor's Equity                                       5,197           5,159
--------------------------------------------------------------------------------
                                                      $   7,027       $   6,229
================================================================================

Approved by the Proprietor:



                                    Proprietor
------------------------------------



See notes to financial statements

KICKSTART PUBLISHING
Statement of Income and Proprietor's Equity
================================================================================
                                                    38 Day
                                                  Period Ended       Year Ended
                                                   February 7,      December 31,
                                                      1999            1998
--------------------------------------------------------------------------------
Revenues                                             $      48        $   4,745
--------------------------------------------------------------------------------
Expenses
  Publishing                                             1,285            4,053
  Internet service                                       1,070            2,130
  Advertising and promotion                                401              788
  Office and miscellaneous                                 126            1,505
  Bank charges                                              10               96
  Travel                                                     0            6,179
  Professional fees                                          0            1,500
  Licenses and dues                                          0              619
  Depreciation                                               0              157
--------------------------------------------------------------------------------
                                                         2,892           17,027
--------------------------------------------------------------------------------
Net Loss for Period                                     (2,844)         (12,282)
Proprietor's Contributions, net                          2,882           17,441
Proprietor's Equity, Beginning of Period                 5,159                0
================================================================================
Proprietor's Equity, End of Period                   $   5,197        $   5,159
================================================================================

See notes to financial statements.

KICKSTART PUBLISHING
Statement of Changes in Financial Position
================================================================================
                                                    38 Day
                                                  Period Ended       Year Ended
                                                   February 7,      December 31,
                                                      1999            1998
--------------------------------------------------------------------------------
Cash Used in Operating Activities
   Net loss                                           $   (2,844)    $  (12,282)
   Item not involving cash
     Depreciation                                              0            157
--------------------------------------------------------------------------------
                                                          (2,844)       (12,125)
--------------------------------------------------------------------------------

Changes in Non-Cash Working Capital
   Interest receivable                                       169           (169)
   Accounts payable                                          760          1,070
--------------------------------------------------------------------------------
                                                             929            901
--------------------------------------------------------------------------------
                                                          (1,915)       (11,224)

Investing Activity
   Acquisition of fixed assets                              (878)        (1,155)

Financing Activity
   Net contributions by proprietor                         2,882         17,441
--------------------------------------------------------------------------------

Increase in Cash                                              89          5,062
Cash and Short-Term Deposit, Beginning of Period           5,062              0
--------------------------------------------------------------------------------
Cash and Short-Term Deposit, End of Period            $    5,151     $    5,062
================================================================================

See notes to financial statements.

KICKSTART PUBLISHING
Notes to Financial Statements
38 Day Period Ended February 7, 1999
================================================================================

1. PROPRIETORSHIP

   These financial statements include only those assets, liabilities, revenues and expenses related to the unincorporated business of the proprietor. No charge is made to the income statement for any remuneration, interest or similar items accruing to the proprietor nor has any provision been made in these financial statements for personal income taxes which may be payable or recoverable by the proprietor on the income or loss of the proprietorship.

2. SIGNIFICANT ACCOUNTING POLICIES

   (a)  Depreciation

        Depreciation of fixed assets is calculated on a declining balance basis at the following annual rates:

                            Computer equipment           - 30%
                            Office equipment             - 20%

        No depreciation provision has been made for this 38 day period.

   (b)  Cost of development

        Amounts related to development of intellectual property have been expensed in the period incurred.

   (c)  Foreign currency translation

        Amounts recorded in foreign currency are translated into Canadian dollars as follows:

        (i) Current assets and current liabilities, at the rate of exchange in effect as at the balance sheet date; and

        (ii) revenues and expenses, at the average rate of exchange for the period.

        Gains and losses arising from this translation of foreign currency are included in net loss for period.

   (d)  Financial instruments

        The Proprietorship's financial instruments include cash and a short-term deposit and accounts payable. It is proprietor's opinion that the Proprietorship is not exposed to significant interest, currency or credit risks.

KICKSTART PUBLISHING
Notes to Financial Statements
38 Day Period Ended February 7, 1999
================================================================================


3. Fixed Assets

   =============================================================================
                                                  1999                   1998
   -----------------------------------------------------------------------------
                                  Cost       Depreciation      Net        Net
   -----------------------------------------------------------------------------
   Computer equipment          $   835        $       125    $   710    $   710
   Office equipment              1,198                 32      1,166        288
   -----------------------------------------------------------------------------
                               $ 2,033        $       157    $ 1,876    $   998
   =============================================================================


4. SUBSEQUENT EVENT

   Subsequent to the year-end, the Company sold it's intellectual property, GreatestEscapes Travel Report and travel Webzine, to GreatestEscapes.Com Inc. for $1 U.S.

Exhibit 13

MERCHANT AGREEMENT, dated June 30, 2000, between LinkShare Corporation, a Delaware corporation ("LinkShare"), and the undersigned Website owner ("Company" or "You").
  -------      ---

          LinkShare offers technology and services to facilitate marketing links between Websites providing products, property or services over the Web ("Merchants") and other Websites carrying offers and links for Merchants ("Sales
  ---------                                                                -----
Affiliates"). LinkShare also operates a network that includes members that are
----------
Merchants ("LinkShare Merchants") and Websites that are potential Sales
            -------------------
Affiliates for LinkShare Merchants ("LinkShare Affiliates").  This Agreement
                                     --------------------
(including all attachments) contains the terms for Company's use of the LinkShare Network and LinkShare's services. "Web" means the part of the
                                              ---
Internet commonly referred to as the World Wide Web. Unless defined in this Agreement or unless the context otherwise requires, terms used in this Agreement that have commonly accepted meanings within the Web-based e-commerce industry are intended to have such meanings.

1. Certain Defined Terms.  "Company Site" means any Website through which
   ---------------------    ------------
Company or any of its subsidiaries offers or provides any products, property or services to End-Users, including providing information, images, audio or visual programming or other content.

      A "corporate affiliate" of any person is any other person that
             -------------------
directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such first person, with "control"
                                                                       -------
meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person.

     "End-User" means, with respect to any Website, a third party Internet user
      --------
that interacts with such Website (including by purchasing goods or services, viewing or downloading material, providing data, completing applications or forms or requesting information).

     "Engagement" means an on-line agreement between Company and a LinkShare
      ----------
Affiliate for a Qualifying Link.

     "Licensed Software" means the LinkShare Client Software and the Optional
      -----------------
Software Products, if any, that You decide to order pursuant to Section 5.

     "LinkShare Client Software" means the components of the LinkShare SynergyTM
      -------------------------
Software that LinkShare licenses to LinkShare Merchants generally for installation on their own server(s) for purposes of participation in the LinkShare Network and the provision by LinkShare of the basic reports referred to in Section 2.3, together with all new versions, enhancements and upgrades thereof, if any, provided by LinkShare to Company for such purpose.

     "LinkShare Network" means the sales affiliate program operated by
           -----------------
LinkShare (currently under the service name The LinkShare NetworkTM) that is open for membership by Merchants and Sales Affiliates generally, as distinct from other sales affiliate programs now or hereafter operated by LinkShare that are "private label" or otherwise restrict membership or access on either the Merchant or the Sales Affiliate side.

     "LSN Site" means the English-language Website  used by LinkShare for the
      --------
LinkShare Network.

     "Optional Software Product" means any component, feature or function of the
      -------------------------
LinkShare SynergyTM Software (other than the LinkShare Client Software) or any other LinkShare proprietary software offered by LinkShare to Company from time to time for fees or charges in addition to the Basic Software License Fees provided for in the Pricing Schedule, together with all new versions, enhancements and upgrades thereof, if any, provided by LinkShare to Company.

     A "Qualifying Link" is a link between a Company Site and a LinkShare
        ---------------
Affiliate with whom You conclude an Engagement established through the interface of the LSN Site using a code that is generated by the LinkShare Client Software and additional tracking code added at the LSN Site by LinkShare's software installed on its own server(s).

2. LinkShare Network Services.
   ---------------------------

     2.1 Network Access.  Company hereby joins the LinkShare Network as a
              --------------
LinkShare Merchant. As such, Company may use the LinkShare Network in the same manner and for the same purposes as LinkShare Merchants generally, including using the relevant area of the LSN Site to post offers to establish Qualifying Links, respond to counteroffers by LinkShare Affiliates and, if agreement is reached, conclude Engagements. The URL(s) for the initial Company Site(s) are set forth below Your signature to this Agreement. Subject to payment of any applicable license or other fees under the Pricing Schedule, You may add Company Site(s) upon notice to LinkShare at least ten business days before first use in the LinkShare Network. Service for a newly added Company Site shall commence upon establishment and successful acceptance testing of the necessary interface with the LSN Site.

     2.2  Software License.  LinkShare grants Company a license to download and
          ----------------
install the Licensed Software onto the server(s) for the Company Site(s) for the sole purpose of participating in the LinkShare Network pursuant to this Agreement. Company shall not access or use any Optional Software Product unless Company orders and pays for it under Section 4. LinkShare will provide Company, at no separate charge, with up to four hours of telephonic technical assistance with regard to initially installing the LinkShare Client Software and establishing the interface between the Company Site(s) and the LSN Site contemplated by this Agreement.

     2.3  Reports.  LinkShare's  SynergyTM Software is designed to permit
          -------
LinkShare to track certain End-User activities on Company Websites(s) attributable to Qualifying Links, such as purchases of merchandise, form completions, click-throughs or number of impressions served. The kinds of activities attributable to Qualifying Links that LinkShare will track for You are indicated by the initials of Your authorized representative on Attachment A. Within ten business days after the end of each calendar month, LinkShare will provide You, online at a password-protected area of the LSN Site, with a report showing the level of tracked activities during the month attributable to Your Qualifying Links. If Your Engagements require you to pay LinkShare Affiliates based on such tracked activities, the reports also will show amounts due from You to LinkShare Affiliates for such month.

3.  LinkShare Warranties.
    --------------------

     3.1 Services.  LinkShare warrants to Company that, subject to Section
         --------
B6 of Attachment B, LinkShare's services rendered under this Agreement will be performed in a professional and workmanlike manner, in accordance with accepted practices for similar services in the U.S. e-commerce industry. If such warranty is breached, LinkShare shall reperform such services to the extent reasonably necessary to meet the foregoing standard. If, despite LinkShare's commercially reasonable efforts, such correction is not accomplished, LinkShare shall render an equitable prorated refund or credit based on the original charge for the noncomplying services.

     3.2 Non-Infringement.  LinkShare warrants to Company that Company's use of
         ----------------
the Licensed Software in accordance with this Agreement for the purposes and in the manner permitted by this Agreement will not infringe or violate any third party's intellectual property rights. LinkShare shall not be liable or responsible if such warranty proves to be incorrect because of (i) the modification of any LinkShare software by Company not authorized by LinkShare;
(ii) the failure of Company to make, install and use modifications or enhancements to or substitutions for the Licensed Software (or any elements thereof) made available to Company by LinkShare from time to time; or (iii) use of the Licensed Software in a manner or for a purpose not expressly authorized by this Agreement or any related written or online documentation provided to or made accessible by Company by LinkShare or contrary to the terms of this Agreement or such documentation.

     3.3 Functionality.  LinkShare warrants to Company that, subject to Section
         -------------
B6 of Attachment B, (i) the Licensed Client Software and services provided by LinkShare to Company pursuant to this Agreement shall permit Company to offer, negotiate, accept and administer Qualifying Links as contemplated by Section 2.1 and permit LinkShare to provide the reports referred to in Section 2.3; (ii) each Optional Software Product, if any, licensed to Company pursuant to this Agreement will perform substantially in accordance with LinkShare's applicable written or online specifications and (iii) the Licensed Software will record, store, process and present calendar dates falling on or after January 1, 2000 in the same manner, and with the same functionality, as it does for calendar dates on or before December 31, 1999.

     3.4 Corrections.  If Company believes in good faith that any warranty in
         -----------
Section 3.3 has been breached in any material respect and reports the problem to LinkShare, LinkShare shall promptly respond to such report. If LinkShare is able to reproduce and verify such problem, it shall use commercially reasonable efforts to correct it promptly. A correction may, in LinkShare's reasonable discretion, include issuing corrected instructions, a restriction, workaround, patch, new release or other means that eliminates the practical adverse effects of the problem. Company shall provide such information, access, cooperation and assistance as LinkShare may reasonably request for such purpose. If LinkShare is unable, despite its reasonable efforts, to correct any such problem within 30 days after being notified by Company, Company may terminate this Agreement upon 5 days' prior written notice to LinkShare and LinkShare shall refund to Company any prepaid software license fees.

     3.5 User-Specific Problems.  LinkShare shall not be liable or
         ----------------------
responsible if any of its warranties proves to be incorrect because of (i) failure by Company to properly install or use any Licensed Software; (ii) failure of any software, system or technology You use in combination or conjunction with the Licensed Software to properly exchange date/time or other data with it or is otherwise defective or deficient; (iii) modification or misuse of the Licensed Software by Company (or any of its agents or contractors); (iv) other acts or omissions of Company or LinkShare Affiliates with whom it forms or attempts to form Qualifying Links; or (v) other user-specific problems or errors. LinkShare shall not be responsible for correcting problems with any version of any LinkShare software other than the most recent release of such software.

4.  LinkShare Charges.  Company agrees to pay LinkShare, when due, all
   ------------------
applicable fees and charges provided for in Attachment A to this Agreement (the "Pricing Schedule") and, if You order optional services not listed in the
 ----------------
Pricing Schedule, the fees and charges agreed upon at the time of Your order.

5.  Optional Services and Software.  In Your discretion, You may select (through
    ------------------------------
your LinkShare account executive) any of the optional services or Optional Software Product indicated on the Pricing Schedule. LinkShare also offers You the option of ordering a range of additional or customized reports on tracked activities for separate charges. In addition, from time to time LinkShare may offer You the choice of selecting additional optional services or programs or Optional Software Products, either with or without charge. In some cases, those services or programs may be provided by a LinkShare Affiliate or other third party acting as independent contractors, not as LinkShare's agents or subcontractors, with LinkShare being the neutral host, intermediary or facilitator. If You choose any of the optional services or programs or Optional Software Products offered from time to time, such service, program or Optional Software Product will be provided to You at the prices and charges set forth on the Pricing Schedule or agreed to in writing at the time of Your order and otherwise on the same terms as provided by LinkShare to LinkShare Merchants generally, and Your and LinkShare's respective obligations will be subject to
the terms of this Agreement.   Except to the extent provided as part of the
optional services referred to above, LinkShare's services do not include installing the Licensed Software, End-User or other customer service, collecting or making any payments due to or from You, serving up graphics, text, impressions or other items or other services not expressly provided for in this Agreement.

6.  Confidentiality of End-User Data. Unless compelled by law or legal process,
    --------------------------------
LinkShare shall not, without Your prior written consent, (i) disclose to any third party a list of Your End-Users or information about the transactions that You engage in with any End-User obtained solely as a result of this Agreement or
(ii) disclose to any third party any information which permits such third party to determine the identity of such End-User or learn about such End-User 's transactions with You and which is obtained solely as a result of this Agreement. The foregoing shall not prevent any use or disclosure by LinkShare to the extent reasonably necessary to carry out its obligations under this Agreement and its agreements with LinkShare Affiliates with which You enter into Engagements or as an inseparable part of demographic or other aggregate data concerning multiple persons, provided that LinkShare does not identify Company as the source of such information.

7. WARRANTY DISCLAIMER; LIABILITY LIMITATIONS. Except as specifically set forth herein, each party disclaims all express or implied warranties, including warranties of merchantability or fitness for a particular purpose. Except in the case of a breach of any of Sections B1 through B5, inclusive, of Attachment B, neither party shall be liable to the other (whether in contract or based on warranty, negligence, tort, strict liability or otherwise) in connection with or resulting from this Agreement or any of the contemplated links, services, activities or relationships (i) for any indirect, incidental, consequential, reliance or special damages, even if such party was aware that such damages could result or (ii) in an amount that is in excess of, for LinkShare, the amount of fees actually paid to LinkShare by Company during the term of this Agreement and, for Company, the amount of fees and charges paid or accrued to LinkShare by Company during the term of this Agreement. The limit in clause
(ii) of the immediately preceding sentence shall not apply in the case of a party's gross negligence or willful misconduct or in the case of the parties' respective indemnification obligations expressly set forth in this Agreement. Clause (i) of the second sentence of this Section shall survive failure of the limited remedy in clause (ii) or any other limited or any exclusive remedy. If any provision of this Agreement other than Section 8.2(a) states that under certain circumstances a party has a right to terminate this Agreement, to receive a refund of fees or both, such right shall be the sole right and remedy of such party under such circumstances; otherwise, all rights and remedies are cumulative and non-exclusive. Each party acknowledges that the provisions of this Section are an essential element of the benefit of the bargain reflected in this Agreement.

8.  Initial and Renewal Terms; Termination; Effects of Expiration or
    ----------------------------------------------------------------
    Termination.
    -----------

     8.1 Initial and Renewal Terms. Unless terminated sooner as provided in
         --------------------------
Section 8.2, this Agreement will remain in effect for an initial term of three years beginning as of the date of this Agreement. Unless either party gives the other written notice of termination no later than ten business days prior to the expiration date of the then-existing initial or renewal term, this Agreement will automatically renew for consecutive two-year terms.

     8.2 Termination Rights.  (a) Termination for Default or Just Cause.
         -------------------      -------------------------------------
Either party may terminate this Agreement if the other party materially breaches its obligations and such breach remains uncured for thirty days following written notice of the breach given to the breaching party. LinkShare may terminate or suspend Company's use of the LinkShare Network or the LSN Site for just cause, if the acts or omissions constituting such just cause continue for ten days following notice given by LinkShare. Just cause includes default in payment obligations to LinkShare or LinkShare Affiliates, persistent failure to comply with this Agreement or a violation of Section B8. Company understands that LinkShare has similar rights to suspend or terminate participation in the LinkShare Network by LinkShare Affiliates.

(b) Additional Company Termination Rights.  Company may terminate this Agreement
    -------------------------------------
in accordance with Section 3.4. In addition, if, despite Company's good faith efforts and use of LinkShare's technical assistance contemplated by Section 2.2, the interface of any Company Site with the LSN Site contemplated by this Agreement is not achieved within 30 days after the date of this Agreement, for an initial Company Site, or after the notice referred to in Section 2.1 for any additional Company Site, then Company may terminate this Agreement as to such Company Site by ten days' prior written notice to LinkShare unless such interface is achieved within such ten-day period. Promptly after any such termination, LinkShare shall refund the initial basic software license fee for such Company Site paid by Company pursuant to the Pricing Schedule. This Agreement will continue in effect with regard to each other Company Site, if any.

     8.3 Effects of Expiration or Termination.  Upon the expiration or any
         ------------------------------------
termination of this Agreement in accordance with any of its terms, all rights and obligations of each party under this Agreement will cease, except that:

     (i) any rights or remedies arising out of a breach of any terms of this Agreement will survive any expiration or termination of this Agreement;

     (ii) the provisions of Sections 6, 7, 8.3, B1, B2, B3, B4 (b), B5, B8 and B9 of this Agreement shall survive expiration or any termination of this Agreement indefinitely;

     (iii) the payment obligations of Company under Section 4 will survive expiration or any termination of this Agreement to the extent of any unpaid fees or other amounts that have accrued through the date of expiration or termination; and

     (iv) each party shall discontinue use of the software and other intellectual property and Confidential Information (as defined in Section B2 of Attachment B), if any, previously provided to it by the other party and return or destroy all copies thereof (regardless of medium of expression or storage) in the possession or control of such first party or any of its corporate affiliates, agents or representatives, including all full or partial copies thereof and all other documents, notes, computer files and other materials based on or referring to any of the foregoing or any extracts thereof, except that LinkShare may retain and use data, copies and materials to the extent required to exercise its rights under Section 6 with respect to aggregate or demographic data.

EACH PARTY HAS READ THIS AGREEMENT, INCLUDING THE ATTACHED PRICING SCHEDULE AND ATTACHMENT B, AND AGREES TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF (INCLUDING SUCH ATTACHMENTS).

GreatestEscapes.com Inc.                            LINKSHARE CORPORATION
------------------------

By:  /s/Guy Brooks                            By:
     ------------------------                    -------------------------
Name:_Guy Brooks                            Name:
      -----------------------                    -------------------------
Title: President                           Title:
      -----------------------                    -------------------------

Address: 800 W. Pender St. Suite 730       215 PARK Avenue SOUTH, EIGHTH Floor
         ---------------------------
         Vancouver, British Columbia,      NEW YORK, NY 1003
         ---------------------------
         Canada  V6C 2V6                   Fax:   (646) 602-0160
         ---------------------------
Fax:     604 683-1055
         ---------------------------
State of Incorporation/Organization:

Company Site(s) URLs(s):          Initials of Company's authorized agent
-----------------------           --------------------------------------
www.greatestescapes.com                          /s/
-----------------------                       ----------


Initials of LinkShare's authorized agent
----------------------------------------

               ----------

ATTACHMENT A TO LINKSHARE NETWORKTM MERCHANT AGREEMENT:  PRICING SCHEDULE

BASIC SOFTWARE FEES:
-------------------

The following are LinkShare's license fees for the LinkShare Client Software. (Fees for Optional Software Products are separate).

License Fee Per Company Site:               $5,000 payable upon execution and
                                             delivery of this Agreement

License Renewal Fee Per Company Site         $1,000 on each anniversary of the
                                             date of this Agreement



MONTHLY BASIC TRACKING SERVICE FEES
-----------------------------------

LinkShare's monthly service fees for the basic tracking and reporting services it provides are based on the manner in which Company compensates LinkShare Affiliates with which it forms Qualifying Links. Company may from time to time change the type(s) of activities tracked and reported by LinkShare pursuant to this Agreement upon at least 30 days prior written notice to LinkShare. No such change, however, will affect any pre-existing Engagements while they remain in effect.

Percentage of Gross Sales:  To the extent Company pays LinkShare Affiliates a
-------------------------
commission based on Gross Sales (as defined below in this Attachment), then LinkShare's monthly fees will be the percentage of Gross Sales determined from the following table:

Monthly Gross Sales
from Qualifying Links                    Percentage of Gross Sales
---------------------                    -------------------------

Up to $500,000                                  3.0%
$500,000 and above                              2.0%

Other Fee Arrangements:  To the extent Company pays LinkShare Affiliates based
----------------------
on any method specified in the left column of the following table, then LinkShare's monthly fees will be as specified opposite that method in the right column of such table:

Pay-per-CPM (Other than Ad Tracking Program)     $1.50 per CPM (Other
than Ad Tracking Program)
Pay-per-Click-Through                            $0.25 per click-through
Pay-per-Form                                     $2.00 per form



TECHNICAL ASSISTANCE; ACCOUNT EXECUTIVE SUPPORT
-----------------------------------------------

Software Installation Technical Assistance:      4 hours of free telephonic
                                                 technical support for initial
                                                 installation of LinkShare
                                                 Client Software on first
                                                 Company Site

Additional Telephonic Technical Support
 (if requested):                                 $200 per hour

Account Executive Telephonic Support
 (if requested   and if optional AE Support
 services are not selected)                      $150 per hour

OPTIONAL SOFTWARE FEES
------------------------

LinkShare Expert Advanced Software Package:      $1,000 per month.


 Accepted:              Declined:  /s/  [INITIAL WHERE APPLICABLE]
           ------                 ------

CERTAIN OPTIONAL SERVICE FEES
-----------------------------

LinkShare AE Support               $2,000 per month.
--------------------


Accepted            Declined   /s/   [INITIAL WHERE APPLICABLE]
          ------             ------

LinkShare Ad Tracking Program
-----------------------------

If Company elects to use the LinkShare Ad Tracking Program, the following charge (which is in addition to the Monthly Basic Tracking Service Fees as specified above) will apply. If this service has not been ordered upon the execution date of this Agreement, Company may elect to order this service at any time thereafter upon providing LinkShare with ten business days' written notice.

     $0.75 per CPM     Accepted         Declined  /s/  [INITIAL WHERE
                                ------           ------  APPLICABLE]

Image/Text Serving
------------------

If Company elects to have LinkShare serve images or text for Pay-Per-CPM Engagements, the following charges (which are in addition to the Monthly Basic Tracking Service Fees as specified above) will apply. If this service has not been ordered upon execution of this Agreement, then Company may order this service at any time thereafter upon providing LinkShare with ten business days' written notice.

Image    $0.50 per CPM     Accepted      Declined /s/ [INITIAL WHERE APPLICABLE]
                                    ----          ----

Text     $0.25 per CPM     Accepted      Declined /s/ [INITIAL WHERE APPLICABLE]
                                    ----          ----

Check Disbursement:
------------------

If Company orders LinkShare's optional check disbursement services, the fee shall be $1.50/ per check per LinkShare Affiliate, which includes postage. If LinkShare is required by law to file a Form 1099 or any similar tax form, an
additional charge of $4.00 per tax form per LinkShare Affiliate will apply.   If
this service has not been ordered upon the execution date of this Agreement, Company may elect to order this service at any time thereafter upon providing LinkShare with ten business days' prior written notice.

          Accepted        Declined /s/  [INITIAL WHERE APPLICABLE]
                   -----           -----

LinkShare Client Services Program
---------------------------------

The LinkShare Client Services Program includes LinkShare's standard services offered to subscribing LinkShare Merchants generally under such program in the areas of (i) development of strategies for, and optimization of, Your LinkShare sales affiliate program powered by LinkShare; (ii) affiliate segmentation analysis, acquisition and approval; (iii) affiliate relationship development and communications; (iv) development of merchandising campaigns such as the creation of promotions including virtual storefronts of products targeted by season, demographics or affinity; and (v) facilitation of. co-op marketing arrangements between You and selected LinkShare Merchants. Unless LinkShare otherwise agrees in writing, LinkShare Client Services are available at mutually convenient times on normal working days from 9:00 A.M. to 5:00 P.M., Denver, Colorado time. If the LinkShare Client Services Program has not been ordered upon the execution date of this Agreement, Company may elect to subscribe to the LinkShare Client Services Program at any time after the execution date of this Agreement upon Company providing LinkShare with prior written notice. Company acknowledges and agrees that LinkShare does not guarantee or warrant the results of the LinkShare Client Services Program .


$7,000 per month, plus monthly reimbursement for out-of-pocket expenses incurred on Company's behalf, with a minimum twelve-month subscription.


          Accepted         Declined /s/  [INITIAL WHERE APPLICABLE]
                   ------           -----

                        *       *       *       *       *

1. For purposes of calculating monthly service fees for any month (or portion thereof) that are based on a percentage of Gross Sales from a Qualifying Link, "Gross Sales" shall mean the gross sales price for all merchandise sold in Qualifying Sales attributable to that Qualifying Link during that month (or portion thereof), less (to the extend included therein and to the extent also excluded in calculating Affiliate Payouts) shipping, handling, taxes and returns. A "Qualifying Sale" attributable to a Qualifying Link with a specific WebSite of a LinkShare Affiliate (an "Originating Site") is a sale by Company (or one of its affiliates, partners or associates selling through the linked Company Site) of merchandise to an ultimate buyer (a "customer") that occurs during a Session that originated with Company's Qualifying Link with that
Originating Site.   Once a Web user accesses a Company Site using a Qualifying
Link at an Originating Site, a "Session" begins and continues until the earlier of (i) the time that such user, after having exited the Company Site, returns to the Company Site using a link other than the Qualifying Link to such Originating Site, (ii) the time specified in Company's Engagement with such LinkShare Affiliate relating to such Qualifying Link and (iii) the expiration or termination of such Engagement. For purposes of calculating such service fees for any period, LinkShare may aggregate all Qualifying Sales made during such period from all Qualifying Links between any one or more Company Sites and all Originating Sites that are owned or operated by the same person.

2. Subject to the parties' audit rights described below, all determinations of whether Qualifying Links have been established and maintained, the number or amount of Sessions or sales, the commissions and other payments due from Company to any or all LinkShare Affiliates with which Company has Engagements from time to time or to LinkShare that are made by LinkShare in good faith will, absent manifest error, be final and binding on Company and all such LinkShare Affiliates.

3. Company will promptly provide LinkShare with all information it reasonably may request in order to calculate its fees and commissions or other sums payable by Company to LinkShare Affiliates with which Company has Engagements from time to time, including the manner in which it agrees to compensate any LinkShare Affiliate with respect to any Qualifying Link and any changes in any such compensation arrangement.

4. Each party shall have the right to audit the other party's books and records as they relate to this Agreement, at the audited party's offices, during the term of this Agreement and for one year thereafter. Each party shall maintain accurate and complete books and records relating to such matters. Such audits shall be made during normal business hours and shall be at the auditing party's sole expense and may be made upon not less than ten days prior notice, but not more often than once during any period of twelve months. The auditing party and its representatives shall observe reasonable restrictions imposed by the audited party in order to maintain the confidentiality of such books and records and to minimize disruption of its business. If, as a result of an audit, it is determined that there were errors or omissions in calculating fees of 5% or more that were detrimental to the auditing party or, if LinkShare is the auditing party, that there was an unauthorized modification of LinkShare's software or by-pass of its transaction monitoring features caused or performed by Company or its agents or otherwise on its behalf, then in addition to correcting the underpayment/overpayment, the audited party will pay the reasonable cost of that audit. The foregoing does not limit LinkShare's rights or remedies if it does discover any such unauthorized modification or by-pass, whether through an audit or otherwise.

5. All payments to LinkShare will be made in U.S. Dollars, will be due and payable upon LinkShare providing written or electronic invoices or statements to Company and must be paid within thirty days after each such invoice or statement. Late payments will bear interest at the rate of 1.5% per month or, if lower, the maximum rate allowed by law. Payments made or due pursuant to this Pricing Schedule are not refundable or subject to offset or reduction in whole or part and are in addition to any commission or other payments to LinkShare Affiliates under Engagements made by Company. Prices and charges do not include any applicable taxes and duties, which will be added to invoices and statements. Returned checks shall result in a twenty-five dollar processing fee.

6. Check disbursement services are subject to Company providing to LinkShare on a timely basis the amounts owed to LinkShare Affiliates for the transactions tracked by LinkShare.

7. The features and functions of LinkShare's Expert Advanced Software Package are intended to be those stated in LinkShare's applicable written or online specifications in effect on the date of this Agreement.

8. Unless LinkShare otherwise agrees, LinkShare AE Support may be ordered only at the time of execution of this Agreement. AE Support service is available at mutually convenient times on normal working days from 9:00 A.M. to
5:00 P.M., New York City time.   AE Support includes LinkShare's standard
services offered to LinkShare Merchants generally under its AE Support program, including (i) discussion sessions with Your Dedicated Account Executive (as defined below) to assist You in preparing for Your initial launch and marketing strategy for Your LinkShare sales affiliate program, (ii) periodic discussions with Your Dedicated Account Executive about Your LinkShare sales affiliate program, (iii) periodic reviews with Your Dedicated Account Executive about Your overall LinkShare sales affiliate program and (iv) providing analyses of Your LinkShare sales affiliate program and trends in marketing over the Web. LinkShare will designate one of its employees (the "Dedicated Account Executive") who will oversee and manage the provision of AE Support to Company and who will serve as LinkShare's primary point of contact with Company. LinkShare may change the person serving as Dedicated Account Executive at any time and from time to time, and will notify Company, by e-mail or other appropriate means, of the name of and contact information for the Dedicated Account Executive. The Dedicated Account Executive and other personnel of LinkShare will be required to devote to the matters contemplated by this Agreement only such time as necessary to perform such duties and responsibilities related to this Agreement as may be assigned to them by LinkShare. Company acknowledges and agrees that LinkShare does not guarantee or warrant the results of the AE Support services.

9. If Company compensates any LinkShare Affiliates with which it forms Qualifying Links on any basis other than one of those specified under the caption "MONTHLY BASIC TRACKING SERVICE FEES," then Company and LinkShare shall negotiate in good faith to agree upon LinkShare's compensation for its basic services with respect to those Qualifying Links. If the parties fail to agree, then such compensation shall be LinkShare's then-effective standard monthly fees for new LinkShare Merchants less a discount equal in percentage to the largest percentage discount, if any, from LinkShare's corresponding standard fee in effect on the date of this Agreement represented by any percentage fee specified under such caption.

10. If ordered by Merchant and approved by Your LinkShare Account Executive, on-site technical or other assistance will be provided at rates and on other terms agreed to at the time of order and confirmed by You and LinkShare in writing or by confirmed e-mail.

                    ATTACHMENT B:  GENERAL TERMS AND CONDITIONS

B1.  License Terms.  The licenses and rights granted to Company in this
     -------------
Agreement are non-transferable, non-exclusive and without the right to sublicense, and shall terminate upon the expiration or termination of this Agreement. The license of the Licensed Software is for object code version only and not for source code. Without limiting its obligations under applicable intellectual property law, Company agrees that it will not directly or indirectly copy, modify, reverse engineer, decompile or distribute the Licensed Software or use any of LinkShare's Confidential Information, software or other intellectual property or any of Company's knowledge of LinkShare's business strategies or methods gained from this Agreement to develop or improve any affiliate marketing technology (as defined in Section B4).

B2.  Confidentiality Generally.(a)  By virtue of this Agreement, each party (the
     -------------------------
"Disclosing Party") may disclose Confidential Information to the other party
 ----------------
(the "Receiving Party"). Except as expressly provided in this Agreement, each
      ---------------
party shall hold the other party's Confidential Information in confidence and not disclose or use it except solely to the extent reasonably necessary to perform its obligations or exercise its rights under this Agreement. Each party agrees to take reasonable steps using at least the same degree of care that it uses to protect its own Confidential Information, but no less than reasonable care, to protect the other party's Confidential Information to ensure that it is not disclosed or used in violation of this Agreement. Each party may disclose Confidential Information of the other party to its employees, contractors, attorneys and accountants who need to know such information in order to perform their duties and to potential parties to significant corporate transactions (including financing transactions) with the Receiving Party as part of their customary due diligence; provided that each such person has a legal or
                         --------
contractual obligation to maintain the confidentiality of such information comparable to the Receiving Party's obligations under this Section and is not known to the Receiving Party to be a competitor or corporate affiliate of a competitor of the Disclosing Party. The Receiving Party shall be liable for any such person's failure to comply with such obligation. The foregoing restrictions on disclosure shall not apply to the extent disclosure of Confidential Information by the Receiving Party is required by law or court order, provided that the Receiving Party uses reasonable efforts to give the Disclosing Party prior notice of such requirement in order to give the Disclosing Party an opportunity to lawfully prevent or limit the scope of such disclosure.

     (b)  "Confidential Information" of a Disclosing Party  means any and all
           ------------------------
technical and non-technical information (including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae) related to the current, future and proposed business, products and services of such party, and its suppliers and customers, and includes information concerning development, design details and specifications, engineering, customer lists, business forecasts, sales, and marketing plans and any other similar information or data which is disclosed to the other party and, in the case of LinkShare, the identities and contact information regarding LinkShare Affiliates "Confidential Information"
                                                    ------------------------
also includes proprietary or confidential information of any third party that may disclose such information to the Disclosing Party or the Receiving Party in the course of the Disclosing Party's business. "Confidential Information" does
                                                 ------------------------
not include information, technical data or know-how which: (i) is in the Receiving Party's possession at the time of disclosure as shown by the Receiving Party's files and records immediately prior to the time of disclosure or other credible evidence; (ii) before or after it has been disclosed to the Receiving Party, enters the public domain, not as a result of any action or inaction of the Receiving Party; (iii) is approved for release by written authorization of the Disclosing Party; (iv) is disclosed to the Receiving Party by a third party not in violation of any obligation of confidentiality; or (v) is independently developed by the Receiving Party without reference to Confidential Information. The terms of this Agreement shall be considered Confidential Information of each party.

B3.  Public Statements.  Nothing in this Agreement is intended to prevent either
     -----------------
party from representing itself as doing business with the other within the scope of this Agreement or otherwise making public or private statements in the normal course of its business that do not disclose the specific terms of this Agreement. The parties may make a joint press release regarding the execution of this Agreement, with the content and timing to be approved by each party. Neither party will publicly or privately disparage the other party or its services or business, but if the parties ever offer competitive services, this will not prevent either from comparing its services to the other's in good faith.

B4. Certain Other Agreements of Company.  (a)  Company agrees that during the
    -----------------------------------
term of this Agreement:

(i) Company will not place on any of its own Websites, or authorize any third party to place on such third party's Website, any link or promotion by which any Website owner or operator may become, or is invited to become, a Sales Affiliate for Company other than through the LinkShare Network and as a LinkShare Affiliate.

(ii) Company will not attempt to recruit any LinkShare Affiliate for any sales affiliate program other than the LinkShare Network. Company shall not disclose to any third party, or permit any third party to have access to, the names, URLs or e-mail addresses of or contact information for any LinkShare Affiliates that Company acquires as a result of this Agreement.

(iii) Company will not enter into any agreement or arrangement with the intent of reducing payments to which LinkShare otherwise would be entitled hereunder, including by creating a link outside the LinkShare Network with any LinkShare Affiliate.

(iv) Company will not install on any server or other device that interfaces with any of LinkShare's servers or computer equipment any software, system or technology used for forming links with Sales Affiliates or tracking or reporting on End-User transactions or other activities through those links for purposes of any sales affiliate program ("affiliate marketing technology"), whether proprietary to Company or any third party.

(v) LinkShare shall be the exclusive provider to Company of affiliate marketing technology for sales affiliate programs. Company will not use, develop or actively assist a third party in the development of affiliate marketing technology that is competitive with or could serve as a substitute for the LinkShare affiliate marketing technology.

     (b) If this Agreement is terminated by LinkShare during the initial or any renewal term because of a material breach of this Agreement by Company or for just cause, then Company shall immediately terminate all Qualifying Links and, during the period consisting of unexpired balance of such term plus an additional twelve months, Company shall continue to comply with clause (ii) of the first sentence of this Section and also shall not maintain or create any link with any LinkShare Affiliate on terms that provide for payment of such person for levels of End-User activities through that link. The foregoing shall not exclude or limit any other rights or remedies of LinkShare. For purposes of this Section, the term "Company" includes Company and its corporate affiliates.

B5.  Intellectual Property Ownership.  As between the parties, each of Company
     -------------------------------
and LinkShare shall be the sole and exclusive owner of its respective inventions, software, technology, know-how, works, materials, trademarks, trade names, service marks or other intellectual property (whether or not patented, copyrighted or registered or covered by an application for a patent, copyright or registration). LinkShare's intellectual property and Confidential Information shall in any event include the Licensed Software and the LinkShare SynergyTM Software and all modifications, improvements, additions and derivatives thereof or thereto. As between the parties, all copyrights and other intellectual property rights with respect to the templates for or content of any Webpages used for purposes of this Agreement shall, to the extent created or supplied by LinkShare, or based on or derived from any templates or content similar to those used by LinkShare for the LinkShare Network or any other sales affiliate program powered by LinkShare, be owned solely by LinkShare. Neither party shall assert ownership of or any claim to or interest in any intellectual property of the other party or any goodwill associated therewith, except for any licenses or rights expressly granted in this Agreement while they endure. At no time during the term of the Agreement or thereafter shall either party attack, challenge or file any application with respect to any such intellectual property of the other party. Subject to the foregoing, LinkShare may use the corporate and trade names and trademarks of Company and its corporate affiliates to the extent reasonably necessary in order to perform its obligations and provide its services pursuant to this Agreement. Such use shall conform to Company's generally applicable guidelines or policies furnished in writing to LinkShare from time to time and shall inure to Company's benefit.

B6  Certain Service Conditions.  LinkShare's performance of its services depends
    --------------------------
on Your proper installation and use of the Licensed Software, Qualifying Links being properly established and maintained, LinkShare's being properly notified of the formation and terms of Your Engagements and compliance with Your obligations under this Agreement. If Company designates any additional Website as a Company Site pursuant to Section 2.1, LinkShare may decline to permit the Licensed Software or its services to be used for such Website for just cause (within the meaning of such term for purposes of Section 8.2) or if such use would result in a violation of law or contract by LinkShare. If LinkShare does so with regard to any such Website, Company shall be released from its obligations under clause (i) of the first sentence of Section B4(a) to the extent necessary to permit Company to operate a sales affiliate program for that Website; provided that if any affiliate marketing technology used for such
         --------
purpose is supplied by a competitor of LinkShare, Company shall not, without LinkShare's prior written consent, install or permit installation of such alternative affiliate marketing technology on any server or other device used by Company or any of its corporate affiliates on which any software licensed by LinkShare is installed or that otherwise has an interface with or link to the LSN Site or the servers used by LinkShare in connection with the provision of its services under this Agreement.

B7  LinkShare Logo and Link.  During the term of this Agreement, Company will
    -----------------------
provide, on the appropriate and mutually agreed Webpage(s) of the Company Website(s) designated by Company for use for its sales affiliate program(s), a link from such Webpage(s) to the LSN Site through which Websites may join the LinkShare Network as LinkShare Affiliates. LinkShare may also place on such Webpage(s) a logo that says "Powered by LinkShare." The parties shall agree in good faith as to the size and placement of such logo, link and related material, which must satisfy Company's reasonable editorial standards.

B8  Uploads to LSN Site.  Company agrees that it shall not post on the LSN Site
    -------------------
or any Company Site that has an interface with it of content that advocates violence, is libelous, defamatory, obscene, pornographic, "adult-oriented" (including sexually explicit materials of any kind), abusive or overly-violent, relates to gambling, use of illegal substances, sedition or illegal activities, advocates or endorses discrimination of the basis of race, ethnicity, gender, religion, sexual orientation or class or violates any law or any third party's rights. Company shall defend and indemnify LinkShare for third-party claims arising out of a violation of this Section.

B9  Miscellaneous.  (a)  Independent Contractor; Neutral Host.  The parties are
    -------------        ------------------------------------
independent contractors. Neither this Agreement nor any course of dealing between the parties will confer upon Company any exclusive rights with respect to the LinkShare Network or LinkShare's software or services. LinkShare is the neutral host of the LinkShare Network. Neither the admission of any person as a LinkShare Affiliate nor inclusion of any link or content on the LSN Site constitutes endorsement by LinkShare. LinkShare is not responsible for breaches of Engagements by LinkShare Affiliates, the acts or omissions of third-party providers of optional programs or services referred to in Section 5 or acts or omissions of other third parties,. LinkShare may assume that any person accessing the LSN Site using Company's unique password is authorized to do so. Company agrees to indemnify LinkShare for liabilities, damages and expenses (including reasonable attorneys' fees) arising from third party claims based on Company's acts or omissions in using the LSN Site or the LinkShare Network.

     (b)  Force Majeure.  Neither party will be liable to the other by reason of
          -------------
any failure or delay in the performance of its obligations hereunder on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, interruptions in telecommunications services or Internet access, or any other cause which is beyond the reasonable control of such party.

     (c)  Assignability.  This Agreement may not be assigned by either party, in
          -------------
whole or in part, without the express prior written consent of the other party, which will not be unreasonably withheld or delayed. Reasonable grounds for LinkShare withholding any such consent shall include that a proposed assignee is a competitor or a corporate affiliate of a competitor. Except as expressly authorized by Section B9, Company agrees that it shall not resell, sublicense or otherwise directly or indirectly provide any third party with the use or benefit of the LinkShare Network or any of LinkShare's software or services,

     (d)  Severability.  If any provision of this Agreement or its application
          ------------
to any person or circumstance is held by a court with jurisdiction to be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect. Such court may substitute therefor a suitable and equitable provision to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid unenforceable provision and, if such court shall not do so, the parties shall negotiate in good faith to agree upon such a provision. If any provision of this Agreement shall be judicially unenforceable in any jurisdiction, such provision shall not be affected with respect to any other jurisdiction.

     (e)  Specific Performance.  Each party acknowledges that if it breaches its
          --------------------
obligations under any of Sections B1 through B5, inclusive, the other party will be irreparably harmed, and that damages will be inadequate to compensate the other party for such breach. Accordingly, without limiting any other right or remedy of the nonbreaching party in respect of such a breach, the nonbreaching party shall be entitled to a decree of specific performance or injunctive relief with respect thereto.

     (f)  Construction; Governing Law; Consent to Jurisdiction.  This Agreement
          ----------------------------------------------------
will be construed according to its fair meaning and not strictly for or against either party. All definitions apply equally to the singular and plural forms of the terms defined. The words "include," "includes" and "including" shall be
                               -------    --------        --------
deemed to be followed by the phrase "without limitation."  The word "or" means
                                                                     --
"and/or." The term "person" is to be broadly construed and includes any natural
                    ------
person or any corporation, trust, association, limited liability company, partnership, joint venture or other entity. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section headings shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be governed by the internal laws of the State of New York. Each party consents to the jurisdiction of the Federal and New York State courts sitting in New York County, New York (and the appellate courts to which judgments or orders of such Federal and State courts may be appealed), and agrees to commence any litigation hereunder in one of those courts.

     (g)  Entire Agreement; Amendments and Waivers; Counterparts.  This
          ------------------------------------------------------
Agreement (including all attachments) is the entire agreement between the parties pertaining to its subject matter, and all written or oral agreements, representations, warranties or covenants, if any, previously existing between the parties are canceled. The statements about the LinkShare Network or LinkShare's services on its Website or otherwise are not representations, warranties or other contractual obligations. There are no third party beneficiaries. Any amendments of this Agreement must be in writing and signed by both parties. No failure or delay in exercising any power, right, or remedy under this Agreement will operate as a waiver. A waiver, to be effective, must be written and signed by the waiving party. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of telecopier transmission.

Exhibit 14
GRAPHIC OMITTED

Sandhill Book Marketing Ltd.
#99 - 1270 Ellis Street (rear), Kelowna, BC VIY IZ4
Phone: (250) 763-1406 Fax: (250) 763-4051 Email: sandhill@direct.ca

DISTRIBUTION AGREEMENT with:

Publisher:  GreatestEscapes.com Publishing    Contact Name:  Guy Brooks
           ---------------------------------                ------------
Address:  5255 Gulf Place
         ---------------------------------
          West Vancouver
         ---------------------------------
          BC            V7W 2V9
         ---------------------------------

Phone: 604 889-2105          Fax: 604 913-1657 or 683-1055
       -------------              -------------------------
Cheques payable to different from above):
                                         -------------------------------
GST X Yes   Reg. No.                          GST Exempt
   ---              -------------------------            --------
================================================================================
TITLE(S)                Retail            Discount     Net/Cost/Bk

Literary Trips          29.95               60%            11.98
--------------          -----               ---            -----
--------------          -----               ---            -----


Sandhill Book Marketing Ltd. agrees to sell and otherwise distribute books written and or published by the above author/publisher as his/her agent in matters concerning the above noted title(s) as these matters relate to sales and distribution. Sandhill distributes regionally and nationally (depending on the topic and/or category of the title) selling to national chainstores, private bookstores and specialty accounts across the country.

Sandhill will accept books on a consignment basis only. Books must arrive at our warehouse free of any delivery costs. All shipments must be accompanied by a stock memo or packing slip showing a) total number of copies shipped b) total number of cartons shipped c) number of copies per carton d) weight of individual cartons e) retail price. This information allows us to accurately input the receiving data in our computer system.

Sandhill pays for the actual number of books sold on a 90 day basis as follows: at the end of each month an in-house computer report is generated showing the net number of books (sales less returns) sold in that month. Payments are based on these reports and are processed 90 days from the date of each report. After the initial 90 day start up period, you will receive a cheque once a month but always for books sold 90 days previously.

con't pg2
pg 2

Sample copies are required for major national chain buyers, reps samples and book reviewers. The cost of sample or review copies will be carried by the author/ publisher. These review copies are taken from inventory when required and recorded as such. When introducing anew back, approximately 12 copies are required and only used when the end result is to gain either sales and/or publicity.

Defective/hurt copies will be set aside and ultimately returned to the publisher.

Publishers am initially expected to supply promotional sheets on new titles; in quantities of 500 or 1000 in order to announce the now publication. These sheets are included in our regular monthly mailings and used as salts tools until the now title has been incorporated into one of Sandhill's in-house supplements that announce the latest batch of new titles. Where a publisher specifically requests that we produce a promotional sheet for a new title, a makeup charge of $50.00 will apply on mutual agreement. Sandhill does not charge for inclusion into our own catalogue of Independent Publishers.

Sandhill egularly advertises titles in a variety of industry publications on a co-op basis. You maybe contacted to participate in a group ad and will be advised on a cost per title basis. Per title ad costs may range from $100.00 for BC BookworId News to $250.00 for national industry publications. You have the option of participating or not. ( X Yes - please advertise our book in BC Bookworld on a one time basis. I understand that we will be invoiced at $100.00 plus GST for the ad cost.)

The author and publisher agrees to save Sandhill Book Marketing harmless and not liable for any lawsuits or damages that may arise resulting from libel, slander, plagiarism or any such aspect That may be contained in the work created by the author or publisher.

Sandhill buys and sells all consignment titles on a fully returnable basis and from time to time, reviews the sales performance of all titles. If we feel it is no longer appropriate for us to distribute your book(s), we will give 90 days notice of our intention to discontinue and return all unsold copies for final accounting. Publishers may also discontinue this agreement with the same 90 days notice.

In the event of discontinuation of this agreement, any books carried or stocked by Sandhill will be returned at the publishers expense. Books previously purchased and paid for by Sandhill must be returnable for a full cash refund.

This agreement represents our common objective to work together to sell as many of your books as possible. We rely on our mutual efforts to communicate information that will benefit the sales and promotional efforts of both parties working together towards a common goal.

Signed:     /s/ signed          (Publisher)
           ---------------------
Date:     Dec 2/99
           ---------------------

Signed:                               (per Sandhill Book Marketing Ltd)
        ------------------------------
Date:
      ------------------------